Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	Danaos Corp
Entity Central Index Key	0001369241
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	109,563,799
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash and cash equivalents	$ 51,362	$ 229,835
Restricted cash	2,909	2,907
Accounts receivable, net	4,176	4,112
Inventories	16,187	9,918
Prepaid expenses	1,311	1,424
Due from related parties	9,128	11,106
Other current assets	8,218	7,528
Total current assets	93,291	266,830
Fixed assets, net	3,241,951	2,273,483
Advances for vessels under construction	524,286	904,421
Deferred charges, net	99,711	24,692
Other non-current assets	28,865	19,704
Total non-current assets	3,894,813	3,222,300
Total assets	3,988,104	3,489,130
CURRENT LIABILITIES
Accounts payable	15,144	14,748
Accrued liabilities	36,117	70,702
Current portion of long-term debt	41,959	21,619
Current portion of vendor financing	10,857
Unearned revenue	6,993	9,681
Other current liabilities	120,623	129,747
Total current liabilities	231,693	246,497
LONG-TERM LIABILITIES
Long-term debt, net of current portion	2,960,288	2,543,907
Vendor financing, net of current portion	54,288
Unearned revenue, net of current portion		1,716
Other long-term liabilities	299,300	304,598
Total long-term liabilities	3,313,876	2,850,221
Total liabilities	3,545,569	3,096,718
Commitments and Contingencies
STOCKHOLDERS' EQUITY
Preferred stock (par value $.01, 100,000,000 preferred shares authorized and not issued as of December 31, 2011 and 2010)
Common stock (par value $0.01, 750,000,000 common shares authorized as of December 31, 2011 and 2010. 109,563,799 and 108,611,555 issued as of December 31, 2011 and 2010, respectively. 109,563,799 and 108,610,921 shares outstanding as of December 31, 2011 and 2010, respectively)	1,096	1,086
Additional paid-in capital	545,884	489,672
Treasury stock		(3)
Accumulated other comprehensive loss	(456,105)	(436,566)
Retained earnings	351,660	338,223
Total stockholders' equity	442,535	392,412
Total liabilities and stockholders' equity	$ 3,988,104	$ 3,489,130

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	100,000,000	100,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	750,000,000	750,000,000
Common stock, shares issued	109,563,799	108,611,555
Common stock, shares outstanding	109,563,799	108,610,921

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING REVENUES	$ 468,101	$ 359,677	$ 319,511
OPERATING EXPENSES:
Voyage expenses	(10,765)	(7,928)	(7,346)
Vessel operating expenses	(119,127)	(88,271)	(92,327)
Depreciation	(106,178)	(77,045)	(60,906)
Amortization of deferred drydocking and special survey costs	(5,800)	(7,426)	(8,295)
Impairment loss		(71,509)
General and administrative expenses	(21,028)	(23,255)	(14,541)
Gain on sale of vessels		1,916
Income from operations	205,203	86,159	136,096
OTHER INCOME (EXPENSES):
Interest income	1,304	964	2,428
Interest expense	(55,124)	(41,158)	(36,208)
Other finance (expenses)/income, net	(14,581)	(6,055)	(2,290)
Other income/(expenses), net	(1,986)	(5,070)	(336)
Unrealized and realized losses on derivatives	(121,379)	(137,181)	(63,601)
Total Other Expenses, net	(191,766)	(188,500)	(100,007)
Net Income/(Loss)	13,437	(102,341)	36,089
Other Comprehensive Income/(Loss)
Change in fair value of financial instruments	29,766	(94,093)	155,327
Deferred realized losses on cash flow hedges amortized over the life of the newbuildings, net of amortization	(29,745)	(38,031)	(36,232)
Reclassification of unrealized losses to earnings	(19,560)	19,651	31,326
Total Other Comprehensive (Loss)/Income	(19,539)	(112,473)	150,421
Comprehensive (Loss)/Income	$ (6,102)	$ (214,814)	$ 186,510
EARNINGS/(LOSS) PER SHARE
Basic and diluted net income/(loss) per share (in dollars per share)	$ 0.12	$ (1.36)	$ 0.66
Basic weighted average number of shares (in shares)	109,045,468	75,435,716	54,549,794
Diluted weighted average number of shares (in shares)	109,045,468	75,435,716	54,549,794

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Total	Common Stock	Treasury Stock	Additional paid-in capital	Accumulated other comprehensive loss	Retained earnings
Balance at Dec. 31, 2008	$ 219,034	$ 546	$ (88)	$ 288,615	$ (474,514)	$ 404,475
Balance (in shares) at Dec. 31, 2008		54,543	15
Increase (Decrease) in Stockholders' Equity
Net income/(loss)	36,089					36,089
Change in fair value of financial instruments	155,327				155,327
Deferred realized losses on cash flow hedges amortized over the life of the newbuildings, net of amortization	(36,232)				(36,232)
Reclassification of unrealized losses to earnings	31,326				31,326
Treasury stock distributed			49	(49)
Treasury stock distributed (in shares)		8	(8)
Stock compensation	47			47
Balance at Dec. 31, 2009	405,591	546	(39)	288,613	(324,093)	440,564
Balance (in shares) at Dec. 31, 2009		54,551	7
Increase (Decrease) in Stockholders' Equity
Net income/(loss)	(102,341)					(102,341)
Change in fair value of financial instruments	(94,093)				(94,093)
Deferred realized losses on cash flow hedges amortized over the life of the newbuildings, net of amortization	(38,031)				(38,031)
Reclassification of unrealized losses to earnings	19,651				19,651
Treasury stock purchased	(50)		(50)
Treasury stock purchased (in shares)		(12)	12
Treasury stock distributed			86	(86)
Treasury stock distributed (in shares)		18	(18)
Issuance of common stock	200,000	540		199,460
Issuance of common stock (in shares)		54,054
Stock compensation	1,685			1,685
Balance at Dec. 31, 2010	392,412	1,086	(3)	489,672	(436,566)	338,223
Balance (in shares) at Dec. 31, 2010		108,611	1
Increase (Decrease) in Stockholders' Equity
Net income/(loss)	13,437					13,437
Change in fair value of financial instruments	29,766				29,766
Deferred realized losses on cash flow hedges amortized over the life of the newbuildings, net of amortization	(29,745)				(29,745)
Reclassification of unrealized losses to earnings	(19,560)				(19,560)
Treasury stock distributed			3	(3)
Treasury stock distributed (in shares)		1	(1)
Warrants issued	54,043			54,043
Issuance of common stock		10		(10)
Issuance of common stock (in shares)		952
Stock compensation	2,182			2,182
Balance at Dec. 31, 2011	$ 442,535	$ 1,096		$ 545,884	$ (456,105)	$ 351,660
Balance (in shares) at Dec. 31, 2011		109,564

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from operating activities:
Net income/(loss)	$ 13,437	$ (102,341)	$ 36,089
Adjustments to reconcile net income/(loss) to net cash provided by operating activities
Depreciation	106,178	77,045	60,906
Amortization of deferred drydocking and special survey costs	5,800	7,426	8,295
Impairment loss		71,509
Write off of finance and other costs		1,084	412
Amortization of finance costs	9,700	1,340	889
Exit fee accrued on debt	1,592
Payments for drydocking and special survey costs deferred	(7,218)	(3,122)	(7,259)
Gain on sale of vessels		(1,916)
Stock based compensation	2,182	1,685	47
Change in fair value of warrants	2,253
Amortization of deferred realized losses on interest rate swaps	1,575	473	66
Unrealized (gain)/loss on derivatives	(10,537)	48,406	29,431
Realized losses on cash flow hedges deferred in Other Comprehensive Loss	(31,320)	(38,504)	(36,298)
(Increase)/decrease in:
Accounts receivable	(64)	(380)	(2,613)
Inventories	(6,269)	(2,265)	417
Prepaid expenses	113	(368)	(57)
Due from related parties	1,978	(2,459)	(1,529)
Other assets, current and non-current	(10,352)	(13,857)	(273)
Increase/(decrease) in:
Accounts payable	396	4,905	(4,059)
Accrued liabilities	(15,853)	27,544	10,992
Unearned revenue, current and long term	(4,404)	1,857	(3,020)
Other liabilities, current and long-term	305	730	730
Net cash provided by operating activities	59,492	78,792	93,166
Cash flows from investing activities:
Vessels under construction and vessels additions	(644,593)	(589,512)	(375,220)
Net proceeds from sale of vessels and deposits received from vessel sale		1,764	2,311
Net cash used in investing activities	(644,593)	(587,748)	(372,909)
Cash flows from financing activities:
Proceeds from long-term debt	482,286	437,399	267,043
Payments on long-term debt	(45,369)	(208,751)	(32,219)
Proceeds from equity issuance		200,000
Treasury stock purchased		(50)
Deferred finance costs	(30,287)	(7,421)	(6,438)
Deferred public offering costs			(384)
(Increase)/Decrease in restricted cash	(2)	195,564	53,071
Net cash provided by financing activities	406,628	616,741	281,073
Net increase in cash and cash equivalents	(178,473)	107,785	1,330
Cash and cash equivalents, beginning of year	229,835	122,050	120,720
Cash and cash equivalents, end of year	51,362	229,835	122,050
Supplementary Cash Flow information
Cash paid for interest, net of capitalized interest	53,741	38,590	36,502
Non-cash capitalized interest on vessels under construction	1,401	8,557	8,675
Non-cash other predelivery expenses on vessels under construction	410
Final progress payments for delivered vessels financed under Vendor Financing arrangement	65,145
Non-cash deferred financing fees	56,519	3,505
Progress payments of vessels under construction accrued			$ 37,388

Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2011
Basis of Presentation and General Information
Basis of Presentation and General Information

1.    Basis of Presentation and General Information

        The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The reporting and functional currency of the Company is the United States Dollar.

        Danaos Corporation ("Danaos"), formerly Danaos Holdings Limited, was formed on December 7, 1998 under the laws of Liberia and is presently the sole owner of all outstanding shares of the companies listed below. Danaos Holdings Limited was redomiciled in the Marshall Islands on October 7, 2005. In connection with the redomiciliation, the Company changed its name to Danaos Corporation. On October 14, 2005, the Company filed and the Marshall Islands accepted Amended and Restated Articles of Incorporation. The authorized capital stock of Danaos Corporation is 750,000,000 shares of common stock with a par value of $0.01 and 100,000,000 shares of preferred stock with a par value of $0.01. Refer to Note 22, Stockholders' Equity.

        The Company's vessels operate worldwide, carrying containers for many established charterers.

        The Company's principal business is the acquisition and operation of vessels. Danaos conducts its operations through the vessel owning companies whose principal activity is the ownership and operation of containerships (refer to Note 2, Significant Accounting Policies) that are under the exclusive management of a related party of the Company (refer to Note 14, Related Party Transactions).

        The consolidated financial statements have been prepared to reflect the consolidation of the companies listed below. The historical balance sheets and results of operations of the companies listed below have been reflected in the consolidated balance sheets and consolidated statements of income, cash flows and stockholders' equity at and for each period since their respective incorporation dates.

        The consolidated companies are referred to as "Danaos," or "the Company."

        As of December 31, 2011, Danaos consolidated the vessel owning (including vessels under construction) companies (the "Danaos Subsidiaries") listed below, which all own container vessels:

Company	Date of Incorporation	Vessel Name	Year Built	TEU
Deleas Shipping Ltd.	July 29, 1987	Hanjin Montreal	1984	2,130
Seasenator Shipping Ltd.	June 11, 1996	Honour	1989	3,908
Seacaravel Shipping Ltd.	June 11, 1996	Hope	1989	3,908
Appleton Navigation S.A.	May 12, 1998	Komodo	1991	2,917
Geoffrey Shipholding Ltd.	September 22, 1997	Kalamata	1991	2,917
Lacey Navigation Inc.	March 5, 1998	Elbe	1991	2,917
Saratoga Trading S.A.	May 8, 1998	SCI Pride	1988	3,129
Tyron Enterprises S.A.	January 26, 1999	Henry	1986	3,039
Independence Navigation Inc.	October 9, 2002	Independence	1986	3,045
Victory Shipholding Inc.	October 9, 2002	Lotus	1988	3,098
Duke Marine Inc.	April 14, 2003	Hyundai Duke	1992	4,651
Commodore Marine Inc.	April 14, 2003	APL Commodore	1992	4,651
Containers Services Inc.	May 30, 2002	Deva	2004	4,253
Containers Lines Inc.	May 30, 2002	Derby D	2004	4,253
Oceanew Shipping Ltd.	January 14, 2002	CSCL Europe	2004	8,468
Oceanprize Navigation Ltd.	January 21, 2003	CSCL America	2004	8,468
Federal Marine Inc.	February 14, 2006	Hyunday Federal	1994	4,651
Karlita Shipping Co. Ltd.	February 27, 2003	CSCL Pusan	2006	9,580
Ramona Marine Co. Ltd.	February 27, 2003	CSCL Le Havre	2006	9,580
Boxcarrier (No. 6) Corp.	June 27, 2006	Marathonas	1991	4,814
Boxcarrier (No. 7) Corp.	June 27, 2006	Messologi	1991	4,814
Boxcarrier (No. 8) Corp.	November 16, 2006	Mytilini	1991	4,814
Auckland Marine Inc.	January 27, 2005	YM Colombo	2004	4,300
Seacarriers Services Inc.	June 28, 2005	Taiwan Express	2007	4,253
Speedcarrier (No. 1) Corp.	June 28, 2007	Hyundai Vladivostok	1997	2,200
Speedcarrier (No. 2) Corp.	June 28, 2007	Hyundai Advance	1997	2,200
Speedcarrier (No. 3) Corp.	June 28, 2007	Hyundai Stride	1997	2,200
Speedcarrier (No. 5) Corp.	June 28, 2007	Hyundai Future	1997	2,200
Speedcarrier (No. 4) Corp.	June 28, 2007	Hyundai Sprinter	1997	2,200
Wellington Marine Inc.	January 27, 2005	YM Singapore	2004	4,300
Seacarriers Lines Inc.	June 28, 2005	YM Vancouver	2007	4,253
Speedcarrier (No. 7) Corp.	December 6, 2007	Hyundai Highway	1998	2,200
Speedcarrier (No. 6) Corp.	December 6, 2007	Hyundai Progress	1998	2,200
Speedcarrier (No. 8) Corp.	December 6, 2007	Hyundai Bridge	1998	2,200
Bayview Shipping Inc.	March 22, 2006	Zim Rio Grande	2008	4,253
Channelview Marine Inc.	March 22, 2006	Zim Sao Paolo	2008	4,253
Balticsea Marine Inc.	March 22, 2006	Zim Kingston	2008	4,253
Continent Marine Inc.	March 22, 2006	Zim Monaco	2009	4,253
Medsea Marine Inc.	May 8, 2006	Zim Dalian	2009	4,253
Blacksea Marine Inc.	May 8, 2006	Zim Luanda	2009	4,253
Boxcarrier (No. 1) Corp.	June 27, 2006	CMA CGM Moliere(1)	2009	6,500
Boxcarrier (No. 2) Corp.	June 27, 2006	CMA CGM Musset(1)	2010	6,500
Boxcarrier (No. 3) Corp.	June 27, 2006	CMA CGM Nerval(1)	2010	6,500
Boxcarrier (No. 4) Corp.	June 27, 2006	CMA CGM Rabelais(1)	2010	6,500
Boxcarrier (No. 5) Corp.	June 27, 2006	CMA CGM Racine(1)	2010	6,500
Expresscarrier (No. 1) Corp.	March 5, 2007	YM Mandate	2010	6,500
Expresscarrier (No. 2) Corp.	March 5, 2007	YM Maturity	2010	6,500
CellContainer (No. 1) Corp.	March 23, 2007	Hanjin Buenos Aires	2010	3,400
CellContainer (No. 2) Corp.	March 23, 2007	Hanjin Santos	2010	3,400
CellContainer (No. 3) Corp.	March 23, 2007	Hanjin Versailles	2010	3,400
CellContainer (No. 4) Corp.	March 23, 2007	Hanjin Algeciras	2011	3,400
CellContainer (No. 5) Corp.	March 23, 2007	Hanjin Constantza	2011	3,400
CellContainer (No. 6) Corp.	October 31, 2007	Hanjin Germany	2011	10,100
CellContainer (No. 7) Corp.	October 31, 2007	Hanjin Italy	2011	10,100
CellContainer (No. 8) Corp.	October 31, 2007	Hanjin Greece	2011	10,100
Teucarrier (No. 1) Corp.	January 31, 2007	CMA CGM Attila	2011	8,530
Teucarrier (No. 2) Corp.	January 31, 2007	CMA CGM Tancredi	2011	8,530
Teucarrier (No. 3) Corp.	January 31, 2007	CMA CGM Bianca	2011	8,530
Teucarrier (No. 4) Corp.	January 31, 2007	CMA CGM Samson	2011	8,530

Vessels under construction
Teucarrier (No. 5) Corp.	September 17, 2007	CMA CGM Melisande(2)	2012	8,530
Megacarrier (No. 1) Corp.	September 10, 2007	Hyundai Together(2)	2012	13,100
Megacarrier (No. 2) Corp.	September 10, 2007	Hyundai Tenacity(2)	2012	13,100
Megacarrier (No. 3) Corp.	September 10, 2007	Hull No. S-458	2012	13,100
Megacarrier (No. 4) Corp.	September 10, 2007	Hull No. S-459	2012	13,100
Megacarrier (No. 5) Corp.	September 10, 2007	Hull No. S-460	2012	13,100
(1)
Vessel subject to charterer's option to purchase vessel after first eight years of time charter term for $78.0 million.

(2)
During the first quarter of 2012, the Company took delivery of the respective vessel.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies
Significant Accounting Policies

2.    Significant Accounting Policies

        Principles of Consolidation:    The accompanying consolidated financial statements represent the consolidation of the accounts of the Company and its wholly-owned subsidiaries. The subsidiaries are fully consolidated from the date on which control is obtained by the Company.

        The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights. Refer to Note 13, Long-Term Debt, which describes an arrangement under the credit facility with ABN Amro, Lloyds TSB and National Bank of Greece for a variable interest entity.

        Inter-company transaction balances and unrealized gains/(losses) on transactions between the companies are eliminated.

        Use of Estimates:    The preparation of consolidated financial statements in conformity with the U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to future drydock dates, the selection of useful lives for tangible assets, expected future cash flows from long-lived assets to support impairment tests, provisions necessary for accounts receivables, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

        Other Comprehensive Income/(Loss):    The Company follows the provisions of the accounting guidance for other comprehensive income/(loss), which requires separate presentation of certain transactions, which is recorded in a separate but consecutive statement after the Statement of Income.

        Foreign Currency Translation:    The functional currency of the Company is the U.S. dollar. The Company engages in worldwide commerce with a variety of entities. Although, its operations may expose it to certain levels of foreign currency risk, its transactions are predominantly U.S. dollar denominated. Additionally, the Company's wholly-owned vessel subsidiaries transacted a nominal amount of their operations in Euros; however, all of the subsidiaries' primary cash flows are U.S. dollar denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the statement of operations. The foreign currency exchange gains/(losses) recognized in the accompanying consolidated statements of income for each of the years ended December 31, 2011, 2010 and 2009 were $(0.1) million, $(0.1) million and $(1.6) million, respectively.

        Cash and Cash Equivalents:    Cash and cash equivalents consist of interest bearing call deposits, where the Company has instant access to its funds and withdrawals and deposits can be made at any time, as well as time deposits with original maturities of three months or less which are not restricted for use or withdrawal. Cash and cash equivalents of $51.4 million as of December 31, 2011 (December 31, 2010: $229.8 million) comprised cash balances and short term deposits, of which short term time deposits were $14.6 million as of December 31, 2011 and $190.8 million as of December 31, 2010.

        Restricted Cash:    Cash restricted accounts include retention accounts. Certain of the Company's loan agreements require the Company to deposit one-third of quarterly and one-sixth of the semi-annual principal installments and interest installments, respectively, due on the outstanding loan balance monthly in a retention account. On the rollover settlement date, both principal and interest are paid from the retention account. Refer to Note 3, Restricted Cash.

        Accounts Receivable, Net:    The amount shown as Accounts Receivable, net, at each balance sheet date includes estimated recoveries from charterers for hire and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts based on the Company's history of write-offs, level of past due accounts based on the contractual term of the receivables and its relationships with and economic status of its customers. Bad debts are written off in the period in which they are identified.

        Insurance Claims:    Insurance claims represent the claimable expenses, net of deductibles, which are expected to be recovered from insurance companies. Any costs to complete the claims are included in accrued liabilities. The Company accounts for the cost of possible additional call amounts under its insurance arrangements in accordance with the accounting guidance for contingencies based on the Company's historical experience and the shipping industry practices. Insurance claims are included in the consolidated balance sheet line item "Other current assets".

        Prepaid Expenses and Inventories:    Prepaid expenses consist mainly of insurance expenses, and inventories consist of bunkers, lubricants and provisions remaining on board the vessels at each period end, which are valued at the lower of cost or market value as determined using the first-in, first-out method. Costs of spare parts are expensed as incurred.

        Financing Costs:    Fees incurred for obtaining new loans and loans that have been accounted for as modified are deferred and amortized over the loans' respective repayment periods using the effective interest rate method. These charges are included in the consolidated balance sheet line item "Deferred Charges, net". The amortization expense associated with deferred financing fees is included in "Other finance (expense)/income, net" on the Statement of Income.

        Fixed Assets:    Fixed assets consist of vessels. Vessels are stated at cost, less accumulated depreciation. The cost of vessels consists of the contract purchase price and any material expenses incurred upon acquisition (improvements and delivery expenses). Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Otherwise, these expenditures are charged to expense as incurred. Interest costs while under construction are included in vessels' cost.

        Vessels acquired in the secondhand market are treated as a business combination to the extent that such acquisitions include continuing operations and business characteristics such as management agreements, employees and customer base. Otherwise, these are treated as purchase of assets. Where the Company identifies any intangible assets or liabilities associated with the acquisition of a vessel purchased in the secondhand market, the Company records all identified tangible and intangible assets or liabilities at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. The Company has acquired certain vessels in the secondhand market, all of which were considered to be acquisitions of assets.

        Depreciation:    The cost of the Company's vessels is depreciated on a straight-line basis over the vessels' remaining economic useful lives after considering the estimated residual value (refer to Note 4, Fixed Assets, net). Management has estimated the useful life of the Company's vessels to be 30 years from the year built.

        Accounting for Special Survey and Drydocking Costs:    The Company follows the accounting guidance for planned major maintenance activities. Drydocking and special survey costs, which are reported in the balance sheet within "Deferred charges, net", include planned major maintenance and overhaul activities for ongoing certification including the inspection, refurbishment and replacement of steel, engine components, electrical, pipes and valves, and other parts of the vessel. The Company follows the deferral method of accounting for special survey and drydocking costs, whereby actual costs incurred are deferred and amortized on a straight-line basis over the period until the next scheduled survey and drydocking, which is two and a half years. If special survey or drydocking is performed prior to the scheduled date, the remaining unamortized balances are immediately written off.

        The amortization periods reflect the estimated useful economic life of the deferred charge, which is the period between each special survey and drydocking.

        Costs incurred during the drydocking period relating to routine repairs and maintenance are expensed. The unamortized portion of special survey and drydocking costs for vessels sold is included as part of the carrying amount of the vessel in determining the gain/(loss) on sale of the vessel.

        Impairment of Long-lived Assets:    The accounting guidance for impairment addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The standard requires that long-lived assets and certain identifiable intangibles held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.

        As of December 31, 2011, the Company concluded that events and circumstances triggered the existence of potential impairment of its long-lived assets. These indicators included a significant decline in the Company's stock price, volatility in the spot market and vessels' market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment of the Company's long-lived assets by comparing the undiscounted projected net operating cash flows for each vessel to its carrying value. The Company's strategy is to charter its vessels under multi-year, fixed rate period charters that range from 1 to 18 years for vessels in its current fleet and its contracted vessels, providing the Company with contracted stable cash flows. The significant factors and assumptions the Company used in its undiscounted projected net operating cash flow analysis included, among others, operating revenues, off-hire revenues, drydocking costs, operating expenses and management fees estimates. Revenue assumptions were based on contracted time charter rates up to the end of life of the current contract of each vessel, as well as, historical average time charter rates for the remaining life of the vessel after the completion of the current contract. In addition, the Company used an annual operating expenses escalation factor and estimates of scheduled and unscheduled off-hire revenues based on historical experience. All estimates used and assumptions made were in accordance with the Company's internal budgets and historical experience of the shipping industry.

        The Company's assessment concluded that step two of the impairment analysis was not required and no impairment of vessels existed as of December 31, 2011, as the undiscounted projected net operating cash flows per vessel exceeded the carrying value of each vessel.

        Pension and Retirement Benefit Obligations-Crew:    The crew on board the companies' vessels serve in such capacity under short-term contracts (usually up to seven months) and accordingly, the vessel-owning companies are not liable for any pension or post-retirement benefits.

        Accounting for Revenue and Expenses:    Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight line basis as the average revenue over the rental periods of such charter agreements, as service is performed. The Company earns revenue from bareboat and time charters. Bareboat and time charters involve placing a vessel at the charterers' disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Under a time charter, the daily hire rate includes the crew, lubricants, insurance, spares and stores. Under a bareboat charter, the charterer is provided only with the vessel.

        Voyage Expenses:    Voyage expenses include port and canal charges, bunker (fuel) expenses (bunker costs are normally covered by the Company's charterers, except in certain cases such as vessel re-positioning), address commissions and brokerage commissions. Under multi-year time charters and bareboat charters, such as those on which the Company charters its containerships and under short-term time charters, the charterers bear the voyage expenses other than brokerage and address commissions. As such, voyage expenses represent a relatively small portion of the vessels' overall expenses.

        Vessel Operating Expenses:    Vessel operating expenses include crew wages and related costs, the cost of insurance, expenses for repairs and maintenance, the cost of spares and consumable stores, tonnage taxes and other miscellaneous expenses. Aggregate expenses increase as the size of the Company's fleet increases. Under multi-year time charters, such as those on which the Company charters 59 containerships in its current fleet as of December 31, 2011, and under short-term time charters, the Company pays for vessel operating expenses. Under bareboat charters, such as those on which the Company charters two of its containerships in its fleet as of December 31, 2011, the Company's charterers bear most vessel operating expenses, including the costs of crewing, insurance, surveys, drydockings, maintenance and repairs.

        General and administrative expenses:    General and administrative expenses include management fees paid to the vessels' manager (refer to Note 14, Related Party Transactions), audit fees, legal fees, board remuneration, executive officers compensation, directors & officers insurance and stock exchange fees.

        Repairs and Maintenance:    All repair and maintenance expenses are charged against income when incurred and are included in vessel operating expenses in the accompanying consolidated statements of income.

        Dividends:    Dividends are recorded in the Company's financial statements in the period in which they are declared by the Company's board of directors.

        Segment Reporting:    The Company reports financial information and evaluates its operations by total charter revenues. Although revenue can be identified for different types of charters, management does not identify expenses, profitability or other financial information for different charters. As a result, management, including the chief operating decision maker, reviews operating results solely by revenue per day and operating results of the fleet, and thus the Company has determined that it has only one operating and reportable segment.

        Derivative Instruments:    The Company entered into interest rate swap contracts to create economic hedges for its interest rate risks. When such derivatives do not qualify for hedge accounting, the Company presents these financial instruments at their fair value, and recognizes the fair value changes therefrom in the Statement of Income. When the derivatives do qualify for hedge accounting, depending upon the nature of the hedge, changes in the fair value of derivatives are either offset against the fair value of assets, liabilities or firm commitments through income, or recognized in other comprehensive income/(loss) (effective portion) and are reclassified to earnings when the hedged transaction is reflected in earnings. If the probability that the forecasted transaction will not occur, the ineffective portion of a derivative's change in fair value is immediately recognized in income.

        At the inception of the transaction, the Company documents the relationship between hedging instruments and hedged items, as well as its risk management objective and the strategy for undertaking various hedging transactions. The Company also documents its assessment, both at the hedge inception and on an ongoing basis, of whether the derivative financial instruments that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.

        The Company shall discontinue hedge accounting prospectively for an existing hedge if the derivative expires or is sold, terminated or exercised, or the Company removes the designation of the hedge. In 2009, the Company revised its estimates of the forecasted debt timing, which resulted to certain cash flow interest rate swaps not to qualify for hedge accounting and be de-designated. The Company may elect to designate prospectively a new hedging relationship with a different hedging instrument or de-designate the derivative and re-designate it as a hedge of another exposure or designate an existing exposure not previously designated as a hedge. In the case of a cash flow hedge, the net gain or loss through the effective date of the actions above will remain in Other Comprehensive Income until the hedged item impacts earnings.

        The Company does not use financial instruments for trading or other speculative purposes.

        Earnings/(Loss) Per Share:    The Company has presented net income/(loss) per share for all periods presented based on the weighted average number of outstanding shares of common stock of Danaos Corporation at the reported periods. The warrants issued in 2011 were excluded from the diluted income/(loss) per share for the year ended December 31, 2011, because they were antidilutive. There are no other dilutive or potentially dilutive securities, accordingly there is no difference between basic and diluted net income per share.

        Equity Compensation Plan:    The Company has adopted an equity compensation plan (the "Plan"), which is generally administered by the compensation committee of the Board of Directors. The Plan allows the plan administrator to grant awards of shares of common stock or the right to receive or purchase shares of common stock to employees, directors or other persons or entities providing significant services to the Company or its subsidiaries. The actual terms of an award will be determined by the plan administrator and set forth in written award agreement with the participant. Any options granted under the Plan will be accounted for in accordance with the accounting guidance for share-based compensation arrangements.

        The aggregate number of shares of common stock for which awards may be granted under the Plan cannot exceed 6% of the number of shares of common stock issued and outstanding at the time any award is granted. Awards made under the Plan that have been forfeited, cancelled or have expired, will not be treated as having been granted for purposes of the preceding sentence. Unless otherwise set forth in an award agreement, any awards outstanding under the Plan will vest immediately upon a "change of control", as defined in the Plan. The Plan will automatically terminate ten years after it has been most recently approved by the Company's stockholders.

        As of December 12, 2011, the Company granted an aggregate of 555,000 shares of common stock to the officers of the Company. Refer to Note 21, Stock Based Compensation.

        As of April 18, 2008, the Company established the Directors Share Payment Plan ("Directors Plan") under the Plan. The purpose of the Directors Plan is to provide a means of payment of all or a portion of compensation payable to directors of the Company in the form of Company's Common Stock. Each member of the Board of Directors of the Company may participate in the Directors Plan. Pursuant to the terms of the Directors Plan, Directors may elect to receive in Common Stock all or a portion of their compensation. On the last business day of each quarter, the rights of common stock are credited to each Director's Share Payment Account. Following December 31st of each year, the Company will deliver to each Director the number of shares represented by the rights credited to their Share Payment Account during the preceding calendar year. Refer to Note 21, Stock Based Compensation.

        As of April 18, 2008, the Board of Directors and the Compensation Committee approved the Company's ability to provide, from time to time, incentive compensation to the employees of Danaos Shipping Company Limited (the "Manager"), in the form of free shares of the Company's common stock under the Plan. Prior approval is required by the Compensation Committee and the Board of Directors. The plan was effective since December 31, 2008. Pursuant to the terms of the plan, employees of the Manager may receive (from time to time) shares of the Company's common stock as additional compensation for their services offered during the preceding period. The stock will have no vesting period and the employee will own the stock immediately after grant. The total amount of stock to be granted to employees of the Manager will be at the Company's Board of Directors' discretion only and there will be no contractual obligation for any stock to be granted as part of the employees' compensation package in future periods. Refer to Note 21, Stock Based Compensation.

Recent Accounting Pronouncements:

Fair Value

        In May 2011, the FASB issued new guidance for fair value measurements intended to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amended guidance provides a consistent definition of fair value to ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. The amended guidance changes certain fair value measurement principles and enhances the disclosure requirements, particularly for Level 3 fair value measurements. The amended guidance will be effective for the Company beginning January 1, 2012. We do not anticipate that these changes will have a significant impact on the Company's consolidated financial statements.

Presentation of comprehensive income

        In June 2011, the FASB issued guidance that modified how comprehensive income is presented in an entity's consolidated financial statements. The guidance issued requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements and eliminates the option to present the components of other comprehensive income as part of the statement of equity. The Company elected to early adopt the revised financial statement presentation for comprehensive income. The early adoption had no effect on the the Company's consolidated financial statements.

Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash
Restricted Cash

3.    Restricted Cash

        Restricted cash accounts were as follows at December 31 (in thousands):

	2011	2010
Retention accounts	$2,909	$2,907

        The Company was required to maintain cash of $2.9 million as of December 31, 2011 and 2010, respectively, in retention bank accounts as collateral for the upcoming scheduled debt payments of its KEXIM and KEXIM-ABN Amro credit facilities.

Fixed Assets, Net	12 Months Ended
Dec. 31, 2011
Fixed Assets, Net
Fixed Assets, Net

4.    Fixed Assets, Net

        Vessels' cost, accumulated depreciation and changes thereto were as follows (in thousands):

	Vessel Cost	Accumulated Depreciation	Net Book Value
As of January 1, 2010	$1,862,018	$(288,259)	$1,573,759
Additions	778,839	(77,045)	701,794
Disposals	(11,721)	9,651	(2,070)

As of December 31, 2010	$2,629,136	$(355,653)	$2,273,483

Additions	1,074,646	(106,178)	968,468

As of December 31, 2011	$3,703,782	$(461,831)	$3,241,951

i.
On January 22, 2010, the Company sold the MSC Eagle, a container built in 1978 with 1,704 TEU for gross proceeds of $4.6 million (and net proceeds of $4.1 million), following its agreement in December 2009 to sell the vessel to an unrelated third party upon the termination of its time charter in January 2010. As security for the execution of the agreement, the Company had received an advance payment of 50% of the sale consideration in 2009. The Company realized a net gain on this sale of $1.9 million.

ii.
On March 12, 2010, the Company took delivery of a newbuilding 6,500 TEU vessel, the CMA CGM Musset, for a contract price of $91.5 million. The vessel is time chartered out for 12 years to one of the world's major liner companies.

iii.
On May 17, 2010, the Company took delivery of the newbuilding 6,500 TEU vessel, the CMA CGM Nerval, for a contract price of $91.5 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

iv.
On May 19, 2010, the Company took delivery of the newbuilding 6,500 TEU vessel, the YM Mandate, for a contract price of $99.0 million. The vessel has been deployed on an 18-year bareboat charter with one of the world's major liner companies.
v.
On May 27, 2010, the Company took delivery of the newbuilding 3,400 TEU vessel, the Hanjin Buenos Aires, for a contract price of $55.9 million. The vessel has been deployed on a 10-year time charter with one of the world's major liner companies.

vi.
On July 2, 2010, the Company took delivery of the newbuilding 6,500 TEU vessel, the CMA CGM Rabelais, for a contract price of $91.5 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

vii.
On July 6, 2010, the Company took delivery of the newbuilding 3,400 TEU vessel, the Hanjin Santos, for a contract price of $55.9 million. The vessel has been deployed on a 10-year time charter with one of the world's major liner companies.

viii.
On August 16, 2010, the Company took delivery of the newbuilding 6,500 TEU vessel, the CMA CGM Racine, for a contract price of $91.5 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

ix.
On August 18, 2010, the Company took delivery of the newbuilding 6,500 TEU vessel, the YM Maturity, for a contract price of $99.0 million. The vessel has been deployed on an 18-year bareboat charter with one of the world's major liner companies.

x.
On October 11, 2010, the Company took delivery of the newbuilding 3,400 TEU vessel, the Hanjin Versailles, for a contract price of $55.9 million. The vessel has been deployed on a 10-year time charter with one of the world's major liner companies.

xi.
On January 26, 2011, the Company took delivery of the newbuilding 3,400 TEU vessel, the Hanjin Algeciras, for a contract price of $55.9 million. The vessel has been deployed on a 10-year time charter with one of the world's major liner companies.

xii.
On March 10, 2011, the Company took delivery of the newbuilding 10,100 TEU vessel, the Hanjin Germany, for a contract price of $145.2 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

xiii.
On April 6, 2011, the Company took delivery of the newbuilding 10,100 TEU vessel, the Hanjin Italy, for a contract price of $145.2 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

xiv.
On April 15, 2011, the Company took delivery of the newbuilding 3,400 TEU vessel, the Hanjin Constantza, for a contract price of $55.9 million. The vessel has been deployed on a 10-year time charter with one of the world's major liner companies.

xv.
On May 4, 2011, the Company took delivery of the newbuilding 10,100 TEU vessel, the Hanjin Greece, for a contract price of $145.2 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

xvi.
On July 8, 2011, the Company took delivery of the newbuilding 8,530 TEU vessel, the CMA CGM Attila, for a contract price of $113.0 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

xvii.
On August 22, 2011, the Company took delivery of the newbuilding 8,530 TEU vessel, the CMA CGM Tancredi, for a contract price of $113.0 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.
xviii.
On October 26, 2011, the Company took delivery of the newbuilding 8,530 TEU vessel, the CMA CGM Bianca, for a contract price of $113.0 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

xix.
On December 15, 2011, the Company took delivery of the newbuilding 8,530 TEU vessel, the CMA CGM Samson, for a contract price of $113.0 million. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

        The residual value (estimated scrap value at the end of the vessels' useful lives) of the fleet was estimated at $361.5 million as of December 31, 2011 and $276.6 million as of December 31, 2010. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

        The contract price of each newbuilding vessel, as discussed above, excludes any items capitalized during the construction period, such as interest expense and other predelivery expenses, which increase the total cost of each vessel recorded upon delivery under "Fixed Assets, net" in the Consolidated Balance Sheets.

Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2011
Advances for Vessels under Construction
Advances for Vessels under Construction

5.    Advances for Vessels under Construction

        a)    Advances for vessels under construction were as follows at December 31 (in thousands):

	2011	2010
Advance payments for vessels	$196,730	$354,113
Progress payments for vessels	288,091	484,141
Capitalized interest	39,465	66,167

Total	$524,286	$904,421

        The Company entered into a newbuilding contract on September 19, 2007, with China Shipbuilding Trading Company, Limited for one 8,530 TEU vessel (the CMA CGM Melisande). The Company had paid a total amount of $94.0 million as of December 31, 2011 of advances and progress payments in relation to this contract. The vessel was built by Shanghai Jiangnan Changxing Heavy Industry Company Limited and was delivered in the first quarter of 2012. The Company has arranged with a major liner company to charter the vessel for 12 years upon its delivery.

        The Company entered into newbuilding contracts on September 28, 2007, with Hyundai Samho Heavy Industries Co. Limited for five 13,100 TEU containerships (the Hyundai Together, the Hyundai Tenacity, the HN S-458, the HN S-459 and the HN S-460). The contract price of each vessel is $168.5 million. The Hyundai Together and the Hyundai Tenacity were delivered to the Company in the first quarter of 2012. The Company had paid a total amount of $383.8 million as of December 31, 2011 of advances and progress payments in relation to these contracts. The remaining vessels are expected to be delivered to the Company in the second quarter of 2012. The Company has arranged to charter each of these containerships under 12-year charters with a major liner company upon delivery of each vessel.

        b)    Advances for vessels under construction and transfers to vessels' cost as of December 31, 2011 and 2010 were as follows (in thousands):

As of January 1, 2010	1,194,088
Additions	577,996
Impairment loss	(71,509)
Write-off of accrued progress payments and capitalized interest to shipyards of newbuildings cancelled	(15,396)
Transfer to vessels' cost	(780,758)

As of December 31, 2010	$904,421

Additions	693,030
Transfer to vessels' cost	(1,073,165)

As of December 31, 2011	$524,286

Deferred Charges, Net	12 Months Ended
Dec. 31, 2011
Deferred Charges, Net
Deferred Charges, Net

6.    Deferred Charges, Net

        Deferred charges consisted of the following (in thousands):

	Drydocking and Special Survey Costs	Finance and Other Costs	Total Deferred Charges
As of January 1, 2010	$9,406	$11,177	$20,583
Additions	3,122	10,926	14,048
Written off amounts	(89)	(1,084)	(1,173)
Amortization	(7,426)	(1,340)	(8,766)

As of December 31, 2010	$5,013	$19,679	$24,692
Additions	7,218	83,301	90,519
Amortization	(5,800)	(9,700)	(15,500)

As of December 31, 2011	$6,431	$93,280	$99,711

        The Company follows the deferral method of accounting for drydocking and special survey costs in accordance with accounting for planned major maintenance activities, whereby actual costs incurred are deferred and amortized on a straight-line basis over the period until the next scheduled survey, which is two and a half years. If special survey or drydocking is performed prior to the scheduled date, the remaining unamortized balances are immediately written off. Furthermore, when a vessel is drydocked for more than one reporting period, the respective costs are identified and recorded in the period in which they were incurred and not at the conclusion of the drydocking.

        On March 2, 2011, the Company committed to issue 15,000,000 warrants to its lenders under the Bank Agreement and the New Credit Facilities to purchase, solely on a cash-less exercise basis, shares of its common stock. On March 17, 2011, the Company issued 11,213,713 warrants at an initial exercise price of $6.00 per share, which exercise price was increased to $7.00 per share on March 29, 2011 upon the delivery of certain documents, as required by the Sinosure-CEXIM credit facility and related arrangement with Sinosure. On April 1, 2011 and May 23, 2011, the Company issued the remaining 3,711,417 and 74,870 warrants (out of the total of 15,000,000 warrants), respectively, at an exercise price of $7.00 per share. All warrants issued will expire on January 31, 2019. The Company will not receive any cash upon exercise of the warrants as the warrants are only exercisable on a cashless basis. The Company has also registered 8,044,176 warrants (following the request of certain banks) and underlying shares of common stock for resale under the Securities Act.

        The fair value of the warrants as of March 2, 2011 of $51.8 million (the date the Company entered into the warrant agreement) was estimated using the Binominal model and the assumptions used to calculate the fair value were the underlying stock price of $3.45, initial exercise price of $6.00 per share based on the warrant agreement, volatility of 72% based on historical data of the Company's closing share price since its initial public offering, time to expiration based upon the contractual life, short-term (risk-free) interest rate based upon the treasury securities with a similar expected term and no dividends being paid. On March 29, 2011, the exercise price of the warrants was increased to $7.00 per share, in accordance with the warrant agreement, following the delivery of certain documents, as required by the Sinosure-CEXIM credit facility and related arrangement with Sinosure.

        The warrants were considered a liability instrument from March 2, 2011 up to the date the exercise price was fixed to $7.00 per share and were marked to market. On March 29, 2011, the warrants were reclassified from liability to equity since the exercise price was fixed and the warrants met all conditions for classification as equity. Therefore, assuming no changes to the existing warrant agreement, any future changes in the fair value of the warrants subsequent to the amendment date of the exercise price will not be recognized in the financial statements so long as the warrant continues to meet equity classification criteria in future periods. The warrants were considered non-cash fees paid to the Company's lenders and are deferred and will be amortized over the life of the respective facilities in accordance with the effective interest method.

        The fair value of the warrants on the amendment date of March 29, 2011 was $54.1 million compared to $51.8 million as of March 2, 2011. The $2.3 million loss arising from the change in the fair value of the warrants from March 2, 2011 to March 29, 2011 has been recorded in the Statement of Income under "Other finance costs".

Other Current Assets	12 Months Ended
Dec. 31, 2011
Other Current Assets
Other Current Assets

7.    Other Current Assets

        Other current assets consisted of the following at December 31 (in thousands):

	2011	2010
Insurance claims	$4,692	$4,537
Advances to suppliers and other assets	3,526	2,991

Total	$8,218	$7,528

        Insurance claims, net of applicable deductibles arising from hull and machinery damage or other insured risks, are expected to be fully collected.

Other Non-current Assets	12 Months Ended
Dec. 31, 2011
Other Non-current Assets
Other Non-current Assets

8.    Other Non-current Assets

        Other non-current assets consisted of the following at December 31 (in thousands):

	2011	2010
Fair value of swaps	$3,964	$4,465
Other assets	24,901	15,239

Total	$28,865	$19,704

        On October 30, 2009, the Company agreed with one of its charterers, Zim Integrated Shipping Services Ltd. ("ZIM"), revisions to charterparties for six of its vessels in operation, which keep the original charter terms in place, reducing the cash settlement of each charter hire by 17.5% which becomes a subsequent payment. Each subsequent payment, which accumulates in any financial quarter, is satisfied by callable exchange notes (the "CENs"). CENs will be issued by ZIM once per financial quarter at a face value equal to the aggregate amount of such subsequent payments from that financial quarter plus a premium amount (being an amount calculated as if each such subsequent payment had accrued interest at the rate of 6% p.a. from the date when it would have been due under the original charter party until the relevant issue date for the CENs).

        Unless previously converted at the holder's option into ZIM's common stock (only upon ZIM becoming a publicly listed company) or redeemed partially prior to or in full in cash, on July 1, 2016, ZIM will redeem the CENs at their remaining nominal amount together with the 6% interest accrued up to that date in cash only.

        In this respect, the Company recorded a note receivable from ZIM in "Other non-current assets" of $23.5 million and $13.7 million as of December 31, 2011 and 2010, respectively.

        In respect to the fair value of swaps, refer to Note 16b, Financial Instruments—Fair Value Interest Rate Swap Hedges.

Accounts Payable	12 Months Ended
Dec. 31, 2011
Accounts Payable
Accounts Payable

9.    Accounts Payable

        Accounts payable consisted of the following at December 31 (in thousands):

	2011	2010
Suppliers, repairers	$12,148	$12,251
Insurers, agents, brokers	1,486	856
Other creditors	1,510	1,641

Total	$15,144	$14,748

Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Liabilities
Accrued Liabilities

10.    Accrued Liabilities

        Accrued liabilities consisted of the following at December 31 (in thousands):

	2011	2010
Accrued payroll	$1,109	$1,029
Accrued interest	10,543	16,863
Accrued expenses	24,465	52,810

Total	$36,117	$70,702

        The Company recorded accrued interest of $15.8 million as of December 31, 2010 in relation to the margin increase of its $700.0 million senior credit facility with Aegean Baltic Bank S.A., HSH Nordbank AG and Piraeus Bank in accordance with the Bank Agreement (refer to Note 13, Long-Term Debt), which was cash settled in March 2011.

        Accrued expenses mainly consisted of accrued realized losses of cash flow interest rate swaps (2011: $18.5 million, 2010: $19.5 million) and other accruals related to the operation of the Company's fleet (2011: $6.0 million, 2010: $8.5 million). In addition, accrued expenses of $24.8 million as of December 31, 2010 were cash settled during 2011 ($7.1 million of accrued interest to shipyards in relation to deferred progress payments, which were paid on delivery of the respective vessels in 2011, as well as $17.7 million of restructuring fees). Refer to Note 13, Long-term Debt, for further details on fees related to the Company's restructuring agreement.

Other Current and Long-term Liabilities	12 Months Ended
Dec. 31, 2011
Other Current and Long-term Liabilities
Other Current and Long-term Liabilities

11.    Other Current and Long-term Liabilities

        Other current liabilities consisted of the following at December 31 (in thousands):

	2011	2010
Fair value of swaps	120,623	129,747

        Other long-term liabilities consisted of the following at December 31 (in thousands):

	2011	2010
Fair value of swaps	$291,829	$302,161
Other long-term liabilities	7,471	2,437

Total	$299,300	$304,598

        Other long-term liabilities mainly consist of $4.7 million of deferred fees accrued in relation to the Bank Agreement (refer to Note 13, Long-Term Debt), which will be cash settled in December 31, 2014 and are recorded at amortized cost.

        In respect to the fair value of swaps, refer to Note 16a, Financial Instruments—Cash Flow Interest Rate Swap Hedges.

Lease Arrangements	12 Months Ended
Dec. 31, 2011
Lease Arrangements
Lease Arrangements

12.    Lease Arrangements

  Charters-out

        The future minimum revenue, expected to be earned on non-cancelable time charters with initial terms of one year or more consisted of the following at December 31, 2011 (in thousands):

2012	$578,625
2013	569,815
2014	548,655
2015	548,148
2016	538,845
2017 and thereafter	2,704,105

Total future revenue	$5,488,193

        Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated time off-hire to perform periodic maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future. The off-hire assumptions used relate mainly to drydocking and special survey maintenance carried out approximately every 2.5 years per vessel, or every 5 years for vessels less than 15-years old, and which may last approximately 10 to 15 days.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt
Long-Term Debt

13.    Long-Term Debt

        Long-term debt as of December 31, 2011 and 2010 consisted of the following (in thousands):

Lender	As of December 31, 2011	Current portion	Long-term portion	As of December 31, 2010	Current portion	Long-term portion
The Royal Bank of Scotland	$663,300	$—	$663,300	$611,812	$—	$611,812
HSH Nordbank	35,000	—	35,000	35,000	—	35,000
The Export-Import Bank of Korea ("KEXIM")	49,679	10,369	39,310	60,048	10,369	49,679
The Export-Import Bank of Korea & ABN Amro	90,609	11,250	79,359	101,859	11,250	90,609
Deutsche Bank	180,000	—	180,000	180,000	—	180,000
Emporiki Bank of Greece	156,800	—	156,800	156,800	—	156,800
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank	664,325	—	664,325	688,075	—	688,075
Credit Suisse	221,100	—	221,100	221,100	—	221,100
ABN Amro-Lloyds TSB-National Bank of Greece	253,200	—	253,200	253,200	—	253,200
Deutsche Schiffsbank-Credit Suisse-Emporiki Bank of Greece	298,500	—	298,500	252,432	—	252,432
The Royal Bank of Scotland (New Credit Facility)	57,200	—	57,200	—	—	—
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank (New Credit Facility)	70,250	—	70,250	—	—	—
ABN Amro-Lloyds TSB-National Bank of Greece (New Credit Facility)	37,100	—	37,100	—	—	—
Sinosure CEXIM-Citi-ABN Amro Credit Facility	203,400	20,340	183,060	—	—	—
Club Facility (New Credit Facility)	16,780	—	16,780	—	—	—
Comprehensive Financing Plan exit fee accrued	1,592	—	1,592	—	—	—
Fair value hedged debt	3,412	—	3,412	5,200	—	5,200

Total long-term debt	$3,002,247	$41,959	$2,960,288	$2,565,526	$21,619	$2,543,907

Hyundai Samho Vendor Financing	$65,145	$10,857	$54,288	—	—	—

        All floating rate loans discussed above are collateralized by first and second preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels and the corporate guarantee of Danaos Corporation.

        Maturities of long-term debt for the years subsequent to December 31, 2011 are as follows (in thousands):

	Fixed principal repayments	Variable principal payments	Total principal payments
2012	$41,959	$—	$41,959
2013	122,132	35,893	158,025
2014	123,275	34,653	157,928
2015	137,927	74,012	211,939
2016	132,477	128,889	261,366
2017 and thereafter	430,178	1,735,848	2,166,026

Total long-term debt	$987,948	$2,009,295	$2,997,243

        The maturities of long-term debt for the twelve month periods subsequent to December 31, 2011 are based on the terms of the Bank Agreement, under which the Company is not required to repay any outstanding principal amounts under its existing credit facilities, other than the KEXIM and KEXIM-ABN Amro credit facilities which are not covered by the Bank Agreement, until after March 31, 2013; thereafter until December 31, 2018 it will be required to make quarterly principal payments in fixed amounts. In addition, the Company is required to make an additional payment in such amount that, together with the fixed principal payment, equals a certain percentage of its Actual Free Cash Flow for such quarter (as defined below). The table above includes both the fixed payments for which the Company has a contractual obligation, as well as the Company's estimate of the future Actual Free Cash Flows and resulting variable amortization. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

        Maturities of Hyundai Samho vendor financing for the years subsequent to December 31, 2011, are as follows (in thousands):

2012	$10,858
2013	21,715
2014	21,715
2015	10,857

Total vendor financing	$65,145

        On April 14, 2010, the Company signed a supplemental agreement with the Royal Bank of Scotland to release the balance of its restricted cash with the bank of $169.9 million and the immediate application of such amount as prepayment of the $700.0 million senior credit facility. The amount prepaid pursuant to this agreement was available for re-drawing as progress payments to shipyards for the specific newbuildings.

        On August 12, 2010, the Company entered into a supplemental agreement which amended the interest rate margin and the financial covenants of its KEXIM-ABN Amro credit facility. Specifically, the financial covenants were aligned with those set forth in the Bank Agreement (see below), effective from June 30, 2010 through June 30, 2012, and the interest rate margin was increased by 0.5 percentage points for the same period. As of February 9, 2012, the Company signed a new supplemental letter extending the terms of the August 12, 2010 supplemental letter through June 30, 2014. The Company's credit facility with KEXIM contains only a collateral coverage ratio covenant.

        On September 27, 2010, the Company entered into a financing facility with Hyundai Samho Heavy Industries ("Hyundai Samho") for an amount of $190 million in respect of eight of its newbuilding containerships being built by Hyundai Samho (Hull Nos. S458, S459 and S460, as well as Hyundai Together, Hyundai Tenacity, Hanjin Greece, Hanjin Italy and Hanjin Germany), in the form of delayed payment of a portion of the final installment for each such newbuilding over a period of 4 years, from the delivery of the respective vessels, which will bear interest at a rate of 8% per annum. As of December 31, 2011, the Company had taken delivery of Hanjin Greece, Hanjin Italy and Hanjin Germany.

        On February 21, 2011, the Company entered into a bank agreement with Citibank, acting as agent, ABN Amro and the Export-Import Bank of China ("CEXIM"), for an amount of $203.4 million to finance the newbuilding vessels, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson, which were all delivered to the Company in 2011. The China Export & Credit Insurance Corporation, or Sinosure, covered a number of political and commercial risks associated with the credit facility.

Bank Agreement

        On January 24, 2011, the Company entered into a definitive agreement, which became effective on March 4, 2011, referred to as the Bank Agreement, that superseded, amended and supplemented the terms of each of the Company's then-existing credit facilities (other than its credit facilities with KEXIM and KEXIM-ABN Amro which are not covered thereby), and provided for, among other things, revised amortization schedules, maturities, interest rates, financial covenants, events of defaults, guarantee and security packages and approximately $425 million of new debt financing. Subject to the terms of the Bank Agreement and the intercreditor agreement (the "Intercreditor Agreement"), which the Company entered into with each of the lenders participating under the Bank Agreement to govern the relationships between the lenders thereunder, under the New Credit Facilities (as described and defined below) and under the Hyundai Samho Vendor Financing described below, the lenders participating thereunder continue to provide the Company's then-existing credit facilities and waived any existing covenant breaches or defaults under its existing credit facilities as of December 31, 2010 and amended the covenants under the existing credit facilities in accordance with the terms of the Bank Agreement. All conditions relating to the effectiveness of the Bank Agreement were satisfied, including definitive documentation for the Hyundai Samho Vendor Financing entered into September 27, 2010, documentation evidencing the cancellation of three newbuilding agreements entered into in May 2010, entry into the Sinosure-CEXIM Credit Facility on February 21, 2011 and the receipt of $200 million in net proceeds from equity issuances, which occurred in August 2010, including an investment by the Company's Chief Executive Officer.

        In accordance with the accounting guidance for troubled debt restructuring, the Company's debt does not meet the conditions of troubled debt restructuring as the lenders have not granted a concession. The effective borrowing rate of the restructured debt is higher than the effective borrowing rate of the old debt.

  Interest and Fees

        Under the terms of the Bank Agreement, borrowings under each of the Company's existing credit facilities, other than the KEXIM and KEXIM-ABN Amro credit facilities which are not covered by the Bank Agreement, bear interest at an annual interest rate of LIBOR plus a margin of 1.85%.

        The Company was required to make a margin adjustment fee payment equal to 1.55 percentage points of the applicable balance under its previously existing Aegean Baltic—HSH Nordbank—Piraeus Bank credit facility, calculated for the period from July 1, 2009 to the closing date under the Bank Agreement of March 4, 2011, to the participating lenders who are party to the HSH Facility Agreement. During the year ended December 31, 2010, $15.8 million of margin adjustment fees were accrued and recorded as interest expense in the Statement of Income or capitalized into the cost of the vessels under construction. The remaining fees of $1.8 million were incurred in 2011 and the total amount of $17.6 million was cash settled in March 2011.

        The Company was also required to make a waiver adjustment payment, in respect of prior waivers obtained in 2009 and 2010 (contingent upon the closing of the Bank Agreement), such that each lender under any of the Company's existing credit facilities prior to entry into the Bank Agreement would receive cumulative waiver fees during the preceding period of 0.2% of its existing financing commitments. This fee totaled $2.6 million and was paid in January 2011. As of December 31, 2011, it was deferred and will be amortized over the life of the respective credit facilities using the effective interest rate method.

        The Company was also required to pay an amendment fee equal to 0.5% of the outstanding commitments under each existing financing arrangement, or $12.5 million in the aggregate, of which 20% was paid and deferred on the signing of a commitment letter for the Bank Agreement in August 2010, 40% was paid in January 2011 upon the signing of the Bank Agreement and the remaining 40% is due on December 31, 2014. This amendment fee is accrued under the "Other long-term liabilites" in the consolidated balance sheet and is deferred and amortized over the life of the respective credit facilities with the effective interest method.

        The Company was also required to pay a fee of 0.25% of the total committed amount contemplated by the August 6, 2010 commitment letter for the Bank Agreement for the period starting from August 6, 2010 up until March 4, 2011 (the effective date of the agreement) and which commitment fee was amended to 0.75% for the period after March 4, 2011, which fees are capitalized in cost of vessels under construction as it relates to undrawn committed debt designated for specific newbuildings, and a $4.38 million amendment fee (of which $1.22 million was paid in December 2010 and $3.16 million was paid in January 2011) relating to conditions in respect of the Sinosure-CEXIM credit facility. This amendment fee is deferred and will be amortized over the life of the new debt using the effective interest method. Finally, all reasonable expenses of the lenders, including the fees and expenses of their financial and legal advisors, were also payable by the Company.

  Principal Payments

        Under the terms of the Bank Agreement, the Company is not required to repay any outstanding principal amounts under its existing credit facilities, other than the KEXIM and KEXIM-ABN Amro credit facilities which are not covered by the Bank Agreement, until after March 31, 2013; thereafter, the Company will be required to make quarterly principal payments in fixed amounts, in relation to the Company's total debt commitments from the Company's lenders under the Bank Agreement and New Credit Facilities, as specified in the table below:

	February 15,	May 15,	August 15,	November 15,	December 31,	Total
2013	—	19,481,395	21,167,103	21,482,169	—	62,130,667
2014	22,722,970	21,942,530	22,490,232	24,654,040	—	91,809,772
2015	26,736,647	27,021,750	25,541,180	34,059,102	—	113,358,679
2016	30,972,971	36,278,082	32,275,598	43,852,513	—	143,379,164
2017	44,938,592	36,690,791	35,338,304	31,872,109	—	148,839,796
2018	34,152,011	37,585,306	44,398,658	45,333,618	65,969,274	227,438,867

Total						786,956,945

*
The Company may elect to make the scheduled payments shown in the above table three months earlier.

        Furthermore, an additional variable payment in such amount that, together with the fixed principal payment (as disclosed above), equals 92.5% of Actual Free Cash Flow for such quarter until the earlier of (x) the date on which the Company's consolidated net leverage is below 6:1 and (y) May 15, 2015; and thereafter through maturity, which will be December 31, 2018 for each covered credit facility, it will be required to make fixed quarterly principal payments in fixed amounts as specified in the Bank Agreement and described above plus an additional payment in such amount that, together with the fixed principal payment, equals 89.5% of Actual Free Cash Flow for such quarter. In addition, any additional amounts of cash and cash equivalents, but during the final principal payment period described above only such additional amounts in excess of the greater of (1) $50 million of accumulated unrestricted cash and cash equivalents and (2) 2% of the Company's consolidated debt, would be applied first to the prepayment of the New Credit Facilities and after the New Credit Facilities are repaid, to the existing credit facilities. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

        Under the Bank Agreement, "Actual Free Cash Flow" with respect to each credit facility covered thereby is equal to revenue from the vessels collateralizing such facility, less the sum of (a) interest expense under such credit facility, (b) pro-rata portion of payments under its interest rate swap arrangements, (c) interest expense and scheduled amortization under the Hyundai Samho Vendor Financing and (d) per vessel operating expenses and pro rata per vessel allocation of general and administrative expenses (which are not permitted to exceed the relevant budget by more than 20%), plus (e) the pro-rata share of operating cash flow of any Applicable Second Lien Vessel (which will mean, with respect to an existing facility, a vessel with respect to which the participating lenders under such facility have a second lien security interest and the first lien credit facility has been repaid in full).

        Under the terms of the Bank Agreement, the Company continues to be required to make any mandatory prepayments provided for under the terms of its existing credit facilities and is required to make additional prepayments as follows

  •
  50% of the first $300 million of net equity proceeds (including convertible debt and hybrid instruments), excluding the $200 million of net equity proceeds which was a condition to the Bank Agreement and were received in August 2010 for which there are no specified required uses, after entering into the Bank Agreement and 25% of any additional net equity proceeds; and

  •
  any debt proceeds (after repayment of any underlying secured debt covered by vessels collateralizing the new borrowings) (excluding the New Credit Facilities, the Sinosure-CEXIM Credit Facility and the Hyundai Samho Vendor Financing),

which amounts would first be applied to repayment of amounts outstanding under the New Credit Facilities and then to the existing credit facilities. Any equity proceeds retained by the Company and not used within 12 months for certain specified purposes would be applied for prepayment of the New Credit Facilities and then to the existing credit facilities. The Company would also be required to prepay the portion of a credit facility attributable to a particular vessel upon the sale or total loss of such vessel; the termination or loss of an existing charter for a vessel, unless replaced within a specified period by a similar charter acceptable to the lenders; or the termination of a newbuilding contract. The Company's respective lenders under its existing credit facilities covered by the Bank Agreement and the New Credit Facilities may, at their option, require the Company to repay in full amounts outstanding under such respective credit facilities, upon a "Change of Control" of the Company, which for these purposes is defined as (i) Dr. Coustas ceasing to be its Chief Executive Officer, (ii) its common stock ceasing to be listed on the NYSE (or Nasdaq or other recognized stock exchange), (iii) a change in the ultimate beneficial ownership of the capital stock of any of its subsidiaries or ultimate control of the voting rights of those shares, (iv) Dr. Coustas and members of his family ceasing to collectively own over one-third of the voting interest in its outstanding capital stock or (v) any other person or group controlling more than 20% of the voting power of its outstanding capital stock.

  Covenants and Events of Defaults

        Under the terms of the existing facilities, before the Bank Agreement was entered into on January 24, 2011, the Company was in breach of various covenants in its credit facilities as of December 31, 2010, for which it had not obtained waivers. In addition, although the Company was in compliance with the covenants in its credit facilities with KEXIM and KEXIM-ABN Amro, under the cross default provisions of its credit facilities the lenders could require immediate repayment of the related outstanding debt. On January 24, 2011, the Company entered into the Bank Agreement that superseded, amended and supplemented the terms of each of its existing credit facilities (other than its credit facilities with KEXIM and KEXIM-ABN Amro) and provided for, among other things, revised financial covenants and waived all covenant breaches or defaults under its existing credit facilities as of December 31, 2010, as well as amended future covenant levels under such existing credit facilities as described below, with which the Company was in compliance as of December 31, 2011 and, based on currently prevailing containership charter rates and vessel values, expects to be in compliance for the next 12 month period from the date of the consolidated financial statements.

        Under the Bank Agreement, the financial covenants under each of the Company's existing credit facilities (other than under the KEXIM-ABN Amro credit facility which is not covered thereby, but which has been aligned with those covenants below through June 30, 2014 under the supplemental letter dated August 12, 2010 and amendment thereto dated February 9, 2012 and our KEXIM credit facility, which contains only a collateral coverage covenant of 130%), have been reset to require the Company to:

  •
  maintain a ratio of (i) the market value of all of the vessels in the Company's fleet, on a charter-inclusive basis, plus the net realizable value of any additional collateral, to (ii) the Company's consolidated total debt above specified minimum levels gradually increasing from 90% through December 31, 2011 to 130% from September 30, 2017 through September 30, 2018;

  •
  maintain a minimum ratio of (i) the market value of the nine vessels (Hull Nos. S458, S459, S460, Hyundai Together, Hyundai Tenacity, Hanjin Greece, Hanjin Italy, Hanjin Germany and CMA CGM Rabelais) collateralizing the New Credit Facilities, calculated on a charter-free basis, plus the net realizable value of any additional collateral, to (ii) the Company's aggregate debt outstanding under the New Credit Facilities of 100% from September 30, 2012 through September 30, 2018;

  •
  maintain minimum free consolidated unrestricted cash and cash equivalents, less the amount of the aggregate variable principal amortization amounts, described above, of $30.0 million at the end of each calendar quarter, other than during 2012 when the Company will be required to maintain a minimum amount of $20.0 million;

  •
  ensure that the Company's (i) consolidated total debt less unrestricted cash and cash equivalents to (ii) consolidated EBITDA (defined as net income before interest, gains or losses under any hedging arrangements, tax, depreciation, amortization and any other non-cash item, capital gains or losses realized from the sale of any vessel, finance charges and capital losses on vessel cancellations and before any non-recurring items and excluding any accrued interest due to us but not received on or before the end of the relevant period; provided that non-recurring items excluded from this calculation shall not exceed 5% of EBITDA calculated in this manner) for the last twelve months does not exceed a maximum ratio gradually decreasing from 12:1 on December 31, 2010 to 4.75:1 on September 30, 2018;

  •
  ensure that the ratio of the Company's (i) consolidated EBITDA for the last twelve months to (ii) net interest expense (defined as interest expense (excluding capitalized interest), less interest income, less realized gains on interest rate swaps (excluding capitalized gains) and plus realized losses on interest rate swaps (excluding capitalized losses)) exceeds a minimum level of 1.50:1 through September 30, 2013 and thereafter gradually increasing to 2.80:1 by September 30, 2018; and

  •
  maintain a consolidated market value adjusted net worth (defined as the amount by which the Company's total consolidated assets adjusted for the market value of the Company's vessels in the water less cash and cash equivalents in excess of the Company's debt service requirements exceeds the Company's total consolidated liabilities after excluding the net asset or liability relating to the fair value of derivatives as reflected in the Company's financial statements for the relevant period) of at least $400 million.

        For the purpose of these covenants, the market value of the Company's vessels will be calculated, except as otherwise indicated above, on a charter-inclusive basis (using the present value of the "bareboat-equivalent" time charter income from such charter) so long as a vessel's charter has a remaining duration at the time of valuation of more than 12 months plus the present value of the residual value of the relevant vessel (generally equivalent to the charter free value of such a vessel at the age such vessel would be at the expiration of the existing time charter). The market value for newbuilding vessels, all of which currently have multi-year charters, would equal the lesser of such amount and the newbuilding vessel's book value.

        Under the terms of the Bank Agreement, the existing credit facilities also contain customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a change in, or breach of the management agreement by the manager for the vessels securing the respective credit facilities and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the vessels securing the respective credit facilities.

        Under the terms of the Bank Agreement, the Company generally will not be permitted to incur any further financial indebtedness or provide any new liens or security interests, unless such security is provided for the equal and ratable benefit of each of the lenders party to the Intercreditor Agreement, other than security arising by operation of law or in connection with the refinancing of outstanding indebtedness, with the consent, not to be unreasonably withheld, of all lenders with a lien on the security pledged against such outstanding indebtedness. In addition, the Company would not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend, in breach of any covenant.

  Collateral and Guarantees

        Each of the Company's existing credit facilities and swap arrangements, to the extent applicable, continue to be secured by their previous collateral on the same basis, and received, to the extent not previously provided, pledges of the shares of the Company's subsidiaries owning the vessels collateralizing the applicable facilities, cross-guarantees from each subsidiary owning the vessels collateralizing such facilities, assignment of the refund guarantees in relation to any newbuildings funded by such facilities and other customary shipping industry collateral.

New Credit Facilities (Aegean Baltic Bank—HSH Nordbank—Piraeus Bank, RBS, ABN Amro Club facility, Club Facility and Citi-Eurobank)

        On January 24, 2011, the Company entered into agreements for the following new term loan credit facilities ("New Credit Facilities"):

  (i)
  a $123.8 million credit facility provided by HSH, which is secured by Hull No. S459, Hanjin Italy and CMA CGM Rabelais and customary shipping industry collateral related thereto (the $123.8 million amount includes principal commitment of $23.75 million under the Aegean Baltic Bank—HSH Nordbank—Piraeus Bank credit facility already drawn as of December 31, 2010, which was transferred to the new facility upon finalization of the agreement in 2011);

  (ii)
  a $100.0 million credit facility provided by RBS, which is secured by Hull No. S458 and Hanjin Greece and customary shipping industry collateral related thereto;

  (iii)
  a $37.1 million credit facility with ABN Amro and lenders participating under the Bank Agreement which is secured by Hanjin Germany and customary shipping industry collateral related thereto;

  (iv)
  a $83.9 million new club credit facility to be provided, on a pro rata basis, by the other existing lenders participating under the Bank Agreement, which is secured by Hyundai Together and Hyundai Tenacity and customary shipping industry collateral related thereto; and

  (v)
  a $80 million credit facility with Citibank and Eurobank, which is secured by Hull No. S460 and customary shipping industry collateral related thereto ((i)-(v), collectively, the "New Credit Facilities").

        As of December 31, 2011, $181.4 million was outstanding under the above New Credit Facilities and there were $243.4 million of undrawn funds available.

  Interest and Fees

        Borrowings under each of the New Credit Facilities above, which will be available for drawdown until the later of September 30, 2012 and delivery of the Company's last contracted newbuilding vessel collateralizing such facility (so long as such delivery is no more than 240 days after the scheduled delivery date), will bear interest at an annual interest rate of LIBOR plus a margin of 1.85%, subject, on and after January 1, 2013, to increases in the applicable margin to: (i) 2.50% if the outstanding indebtedness thereunder exceeds $276 million, (ii) 3.00% if the outstanding indebtedness thereunder exceeds $326 million and (iii) 3.50% if the outstanding indebtedness thereunder exceeds $376 million.

        The Company committed to pay an arrangement fee of 2.00%, or $8.5 million in the aggregate, $3.3 million of which was paid and deferred in August 2010 (the date the commitment letter was entered into) and $5.2 million which was contingent upon entering into each of these new credit facilities and was paid in January 2011 and is deferred and amortized through the statement of income over the life of the respective facilities with the interest rate method.

        The Company is also required to pay a commitment fee of 0.75% per annum payable quarterly in arrears on the committed but undrawn portion of the respective loan. The Company is required to pay a fee of $10.0 million if it does not repay at least $150.0 million in the aggregate under the New Credit Facilities with equity proceeds by December 31, 2013. All reasonable expenses of the lenders, including the fees and expenses of their financial and legal advisors, were paid by the Company.

  Principal Payments

        Under the Bank Agreement, the Company is not required to repay any outstanding principal amounts under its New Credit Facilities until after March 31, 2013 and thereafter it will be required to make quarterly principal payments in fixed amounts as specified in the Bank Agreement plus an additional quarterly variable amortization payment, all as described above under "—Bank Agreement—Principal Payments."

  Covenants, Events of Default and Other Terms

        The New Credit Facilities contain substantially the same financial and operating covenants, events of default, dividend restrictions and other terms and conditions as applicable to the Company's existing credit facilities as revised under the Bank Agreement described above.

  Collateral and Guarantees

        The collateral described above relating to the newbuildings being financed by the respective credit facilities, will be (other than in respect of the CMA CGM Rabelais) subject to a limited participation by Hyundai Samho in any enforcement thereof until repayment of the related Hyundai Samho Vendor financing (described below) for such vessels. In addition lenders who participate in the new $83.9 million club credit facility described above received a lien on Hyundai Together and Hyundai Tenacity as additional security in respect of the existing credit facilities the Company has with such lenders. The lenders under the other New Credit Facilities also received a lien on the respective vessels securing such New Credit Facilities as additional collateral in respect of its existing credit facilities and interest rate swap arrangements with such lenders and Citibank and Eurobank also received a second lien on Hull No. S460 as collateral in respect of its currently unsecured interest rate arrangements with them.

        In addition, Aegean Baltic—HSH Nordbank—Piraeus Bank also received a second lien on the Maersk Deva (ex Bunya Raya Tujuh), the CSCL Europe and the CSCL Pusan as collateral in respect of all borrowings from Aegean Baltic—HSH Nordbank—Piraeus Bank and RBS also received a second lien on the Bunya Raya Tiga, CSCL America (ex MSC Baltic) and the CSCL Le Havre as collateral in respect of all borrrowings from RBS.

        The Company's obligations under the New Credit Facilities are guaranteed by its subsidiaries owning the vessels collateralizing the respective credit facilities. The Company's Manager has also provided an undertaking to continue to provide the Company with management services and to subordinate its rights to the rights of its lenders, the security trustee and applicable hedge counterparties.

Sinosure-CEXIM-Citi-ABN Amro Credit Facility

        On February 21, 2011, the Company entered into a bank agreement with Citibank, acting as agent, ABN Amro and the Export-Import Bank of China ("CEXIM") for a senior secured credit facility (the "Sinosure-CEXIM Credit Facility") of up to $203.4 million, in three tranches each in an amount equal to the lesser of $67.8 million and 60.0% of the contract price for the newbuilding vessels, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson, securing such tranche for post-delivery financing of these vessels. The Company took delivery of the respective vessels in 2011. The China Export & Credit Insurance Corporation, or Sinosure, covers a number of political and commercial risks associated with each tranche of the credit facility.

        As of December 31, 2011, $203.4 million was outstanding under the credit facility and there were no undrawn funds available.

  Principal and Interest Payments

        Borrowings under the Sinosure-CEXIM Credit Facility bear interest at an annual interest rate of LIBOR plus a margin of 2.85% payable semi-annually in arrears. Upon entering into the credit facility, the Company became committed to pay a commitment fee of 1.14% on undrawn amounts and it paid an arrangement fee of $4.0 million, as well as a flat fee of $8.8 million to Sinosure for its participation. The Company is required to repay principal amounts drawn under each tranche of the Sinosure-CEXIM Credit Facility in consecutive semi-annual installments over a ten-year period commencing after the delivery of the respective newbuilding being financed by such amount through the final maturity date of the respective tranches and repay the respective tranche in full upon the loss of the respective newbuilding.

  Covenants, Events of Default and Other Terms

        The Sinosure-CEXIM Credit Facility requires the Company to:

  •
  maintain a ratio of total net debt (defined as total liabilities less cash and cash equivalents) to adjusted total consolidated assets (total consolidated assets with market value of vessels replacing book value of vessels less cash and cash equivalents) of no more than 70%;

  •
  maintain a minimum ratio of the market value of the vessel collateralizing a tranche of the facility to debt outstanding under such tranche of 125%;

  •
  maintain minimum free consolidated unrestricted cash and cash equivalents, through February 21, 2014, of $30.0 million, and the higher of $30.0 million and 2% of consolidated total debt thereafter;

  •
  ensure that the ratio of the Company's (i) consolidated EBITDA (defined as net income before interest, gains or losses under any hedging arrangements, tax, depreciation, amortization and any other non-cash item, capital gains or losses realized from the sale of any vessel, financing payments, fees and commissions and capital losses on vessel cancellations and before any non-recurring items) for the last twelve months to (ii) interest expense (defined as the aggregate amount of interest, commission, fees and other finance charges (excluding capitalized interest)) exceeds 2.50:1; and

  •
  maintain a consolidated market value adjusted net worth (defined as the Company's total consolidated assets adjusted for the market value of the Company's vessels less the Company's total consolidated liabilities) of at least $400 million.

        For the purpose of these covenants, the market value of the Company's vessels will be calculated, except as otherwise indicated above, on a charter-inclusive basis (using the present value of the "bareboat-equivalent" time charter income from such charter) so long as a vessel's charter has a remaining duration at the time of valuation of more than six months plus the present value of the residual value of the relevant vessel (generally equivalent to the charter free value of such a vessel at the age such vessel would be at the expiration of the existing time charter). The market value for newbuilding vessels, all of which currently have multi-year charters, would equal the lesser of such amount and the newbuilding vessel's book value.

        The Sinosure-CEXIM credit facility also contains customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a change in, or breach of the management agreement by, the manager for the mortgaged vessels and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the mortgaged vessels.

        The Company will not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend is not, in breach of any covenant.

  Collateral

        The Sinosure-CEXIM Credit Facility is secured by customary pre-delivery and post-delivery shipping industry collateral with respect to the newbuilding vessels, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson, securing the respective tranche.

Hyundai Samho Vendor Financing

        The Company entered into an agreement with Hyundai Samho Heavy Industries ("Hyundai Samho") for a financing facility of $190.0 million in respect of eight of its newbuilding containerships being built by Hyundai Samho, Hull Nos. S458, S459, S460, Hyundai Together, Hyundai Tenacity, Hanjin Greece, Hanjin Italy and Hanjin Germany, in the form of delayed payment of a portion of the final installment for each such newbuilding.

        Borrowings under this facility bear interest at a fixed interest rate of 8%. The Company will be required to repay principal amounts under this financing facility in six consecutive semi-annual installments commencing one and a half years, in the case of three of the newbuilding vessels being financed, and in seven consecutive semi-annual installments commencing one year, in the case of the other five newbuilding vessels, after the delivery of the respective newbuilding being financed. This financing facility does not require the Company to comply with financial covenants, but contains customary events of default, including those relating to cross-defaults. This financing facility is secured by second priority collateral related to the newbuilding vessels being financed.

Exit Fee

        The Company will be required to pay an aggregate Exit Fee of $15.0 million payable on the common maturity date of the New Credit Facilities of December 31, 2018, or such earlier date when all of the New Credit Facilities are repaid in full, which will accrete in the consolidated Statement of Income over the life of the respective facilities (with the effective interest method) and is reported under "Long-term debt, net of current portion" in the consolidated Balance Sheet. As of December 31, 2011, the Company has recognized an amount of $1.6 million.

Credit Facilities Summary Table

Lender	Remaining Available Principal Amount (in millions)(1)	Outstanding Principal Amount (in millions)(1)	Collateral Vessels
Existing Credit Facilities
The Royal Bank of Scotland(2)	$23.5	$663.3	Mortgages for existing vessels and refund guarantees for newbuildings relating to the Hyundai Progress, the Hyundai Highway, the Hyundai Bridge, the Hyundai Federal (ex APL Confidence), the Zim Monaco, the Hanjin Buenos Aires, the Hanjin Versailles, the Hanjin Algeciras, the CMA CGM Racine and the CMA CGM Melisande
Aegean Baltic Bank—HSH Nordbank—Piraeus Bank(3)	$—	$664.3	The Elbe (ex Jiangsu Dragon), the Kalamata (ex California Dragon), the Komodo (ex Shenzhen Dragon), the Henry (ex CMA CGM Passiflore), the APL Commodore (ex Hyundai Commodore), the Hyundai Duke, the CMA CGM Vanille, the Marathonas (ex MSC Marathon), the Messologi (ex Maersk Messologi, the Mytilini (ex Maersk Mytilini), the Hope (ex YM Yantian), the Honour (ex Al Rayyan), the SCI Pride (ex YM Milano), the Lotus (ex CMA CGM Lotus), the Hyundai Vladivostok, the Hyundai Advance, the Hyundai Stride, the Hyundai Future, the Hyundai Sprinter and Hanjin Montreal
Emporiki Bank of Greece S.A.	$—	$156.8	The CMA CGM Moliere and the CMA CGM Musset
Deutsche Bank	$—	$180.0	The Zim Rio Grande, the Zim Sao Paolo and the Zim Kingston
Credit Suisse	$—	$221.1	The Zim Luanda, the CMA CGM Nerval and the YM Mandate
ABN Amro—Lloyds TSB—National Bank of Greece	$—	$253.2	The YM Colombo, the Taiwan Express (ex YM Seattle), the YM Vancouver and the YM Singapore
Deutsche Schiffsbank—Credit Suisse—Emporiki Bank	$—	$298.5	The ZIM Dalian, the Hanjin Santos and the YM Maturity, the Hanjin Constantza and the CMA CGM Attila
HSH Nordbank	$—	$35.0	The Deva (ex Bunga Raya Tujuh) and the Derby D (ex Bunga Raya Tiga)
KEXIM	$—	$49.7	The CSCL Europe and the CSCL America (ex MSC Baltic)
KEXIM-ABN Amro	$—	$90.6	The CSCL Pusan and the CSCL Le Havre
New Credit Facilities
Aegean Baltic—HSH Nordbank—Piraeus Bank(3)	$53.5	$70.3	HN S459, the Hanjin Italy and the CMA CGM Rabelais
RBS(2)	$42.8	$57.2	HN S458 and the Hanjin Germany
ABN Amro Club Facility	$—	$37.1	The Hanjin Greece
Club Facility	$67.1	$16.8	Hyundai Together and Hyundai Tenacity
Citi-Eurobank	$80.0	$—	HN S460
Sinosure-CEXIM	$—	$203.4	CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson
Vendor Financing
Hyundai Samho	$124.9	$65.1	Second priority liens on Hyundai Together, Hyundai Tenacity, S458, S459, S460, the Hanjin Germany, the Hanjin Italy and the Hanjin Greece.
(1)
As of December 31, 2011.
(2)
This credit facility is also secured by a second priority lien on the Derby D (ex Bunga Raya Tiga), the CSCL America (ex MSC Baltic) and the CSCL Le Havre.

(3)
This credit facility is also secured by second priority liens on the Maersk Deva (ex Bunga Raya Tujuh), the CSCL America (ex MSC Baltic) and the CSCL Le Havre.

        In 2008, the Company entered into a credit facility of $253.2 million with ABN Amro (acting as agent), Lloyds TSB and National Bank of Greece in relation to the financing of vessels YM Colombo, Taiwan Express, YM Vancouver and YM Singapore. The structure of this credit facility is such that the group of banks loaned funds of $253.2 million to the Company, which the Company then re-loaned to a newly created entity of the group of banks ("Investor Bank"). With the proceeds, Investor Bank then subscribed for preference shares in Auckland Marine Inc., Seacarriers Services Inc., Seacarriers Lines Inc. and Wellington Marine Inc. (subsidiaries of Danaos Corporation). In addition, four of the Companies' subsidiaries issued a put option in respect of the preference shares. The effect of these transactions is that the Company's subsidiaries are required to pay out fixed preference dividends to the Investor Bank, the Investor Bank is required to pay fixed interest due on the loan from the Company to Investor Bank and finally the Investor Bank is required to pay put option premium on the put options issued in respect of the preference shares.

        The interest payments to the Company by Investor Bank are contingent upon receipt of these preference dividends. In the event these dividends are not paid, the preference dividends will accumulate until such time as there are sufficient cash proceeds to settle all outstanding arrearages. Applying variable interest accounting to this arrangement, the Company has concluded that the Company is the primary beneficiary of Investor Bank and accordingly has consolidated it into the Company's group. Accordingly, as at December 31, 2011, the Consolidated Balance Sheet and Consolidated Statement of Operations includes Investor Bank's net assets of $nil and net income of $nil, respectively, due to elimination on consolidation, of accounts and transactions arising between the Company and the Investor Bank.

        As of December 31, 2011, the Company was in compliance with the covenants under its Bank Agreement and its other credit facilities. In addition, under the prevailing market conditions and vessel values, the Company expects to be in compliance for the next twelve month period from the date of these consolidated financial statements.

        The weighted average interest rate on long-term borrowings for the years ended December 31, 2011, 2010 and 2009 was 2.5%, 2.7% and 3.1%, respectively.

        Total interest paid during the years ended December 31, 2011, 2010 and 2009 was $78.4 million, $60.4 million and $62.4 million, respectively.

        The total amount of interest cost incurred in 2011 was $71.2 million (2010: $65.0 million, 2009: $69.3 million). The amount of interest expensed in 2011 was $55.1 million (2010: $41.2 million, 2009: $36.2 million) and the amount of interest capitalized in 2011 was $16.1 million (2010: $23.8 million, 2009: $33.1 million).

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions
Related Party Transactions

14.    Related Party Transactions

        Management Services:    Pursuant to a ship management agreement between each of the vessel owning companies and Danaos Shipping Company Limited (the "Manager"), the Manager acts as the fleet's technical manager responsible for (i) recruiting qualified officers and crews, (ii) managing day to day vessel operations and relationships with charterers, (iii) purchasing of stores, supplies and new equipment for the vessels, (iv) performing general vessel maintenance, reconditioning and repair, including commissioning and supervision of shipyards and subcontractors of drydock facilities required for such work, (v) ensuring regulatory and classification society compliance, (vi) performing operational budgeting and evaluation, (vii) arranging financing for vessels, (viii) providing accounting, treasury and finance services and (ix) providing information technology software and hardware in the support of the Company's processes. The Company's controlling shareholder also controls the Manager.

        On February 12, 2009, the Company signed an addendum to the management contract adjusting the management fees, effective January 1, 2009, to a fee of $575 per day for commercial, chartering and administrative services, a fee of $290 per vessel per day for vessels on bareboat charter and $575 per vessel per day for vessels on time charter and a flat fee of $0.725 million per newbuilding vessel for the supervision of newbuilding contracts. On February 8, 2010, the Company signed an addendum to the management contract adjusting the management fees, effective January 1, 2010, to a fee of $675 per day for commercial, chartering and administrative services, a fee of $340 per vessel per day for vessels on bareboat charter and $675 per vessel per day for vessels on time charter. The incremental amount of the management fees above the previous fee level were payable by the Company, as accrued until the date of payment, at any time before the end of 2010. During 2011, the management fee levels remained the same as the 2010 fee levels.

        The Manager also receives a commission of 0.75% on gross freight, charter hire, ballast bonus and demurrage with respect to each vessel in the fleet and a commission of 0.5% based on the contract price of any vessel bought or sold by the manager on its behalf (excluding newbuildings). On December 16, 2011, the Company signed an addendum to the management contract adjusting the commission of 0.75% on gross freight, charter hire, ballast bonus and demurrage with respect to each vessel in the fleet, effective January 1, 2012, to a commission of 1.0%.

        Management fees in 2011 amounted to approximately $13.5 million (2010: $11.4 million, 2009: $8.7 million), which are shown under "General and administrative expenses" on the consolidated statements of income. Commissions to Manager in 2011 amounted to approximately $3.4 million (2010: $2.6 million, 2009: $2.3 million), which are shown under "Voyage expenses" on the consolidated statements of income.

        The Company pays monthly advances on account of the vessels' operating expenses. These prepaid amounts are presented in the consolidated balance sheet under "Due from related parties" totaling $9.1 million and $11.1 million as of December 31, 2011 and 2010, respectively.

        Dr. John Coustas, the Chief Executive Officer of the Company, is a member of the Board of Directors of The Swedish Club, the primary provider of insurance for the Company, including a substantial portion of its hull & machinery, war risk and protection and indemnity insurance. During the years ended December 31, 2011, 2010 and 2009 the Company paid premiums to The Swedish Club of $8.7 million, $7.3 million and $7.4 million, respectively. As of December 31, 2011 the Company did not have any outstanding balances with The Swedish Club and as of December 31, 2010, it owed to The Swedish Club an amount of $0.1 million.

Taxes	12 Months Ended
Dec. 31, 2011
Taxes
Taxes

15.    Taxes

        Under the laws of the countries of the Company's ship owning subsidiaries' incorporation and/or vessels' registration, the Company's ship operating subsidiaries are not subject to tax on international shipping income, however, they are subject to registration and tonnage taxes, which have been included in Vessel Operating Expenses in the accompanying consolidated Statements of Income.

        Pursuant to the U.S. Internal Revenue Code (the "Code"), U.S.-source income from the international operation of ships is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations.

        All of the Company's ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. These companies also currently satisfy the more than 50% beneficial ownership requirement. In addition, should the beneficial ownership requirement not be met, the management of the Company believes that by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the more than 50% beneficial ownership requirement can also be satisfied based on the trading volume and the anticipated widely-held ownership of the Company's shares, but no assurance can be given that this will remain so in the future, since continued compliance with this rule is subject to factors outside of the Company's control.

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments
Financial Instruments

16.    Financial Instruments

        The principal financial assets of the Company consist of cash and cash equivalents, trade receivables and other assets. The principal financial liabilities of the Company consist of long-term bank loans, accounts payable and derivatives.

        Derivative Financial Instruments:    The Company only uses derivatives for economic hedging purposes. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

        Interest Rate Risk:    Interest rate risk arises on bank borrowings. The Company monitors the interest rate on borrowings closely to ensure that the borrowings are maintained at favorable rates. The interest rates relating to the long-term loans are disclosed in Note 13, Long-term Debt.

        Concentration of Credit Risk:    Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash, trade accounts receivable and derivatives. The Company places its temporary cash investments, consisting mostly of deposits, with established financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions that are considered in the Company's investment strategy. The Company is exposed to credit risk in the event of non-performance by counterparties to derivative instruments, however, the Company limits this exposure by diversifying among counterparties with high credit ratings. The Company depends upon a limited number of customers for a large part of its revenues. Refer to Note 17, Operating Revenue, for further details on revenue from significant clients. Credit risk with respect to trade accounts receivable is generally managed by the selection of customers among the major liner companies in the world and their dispersion across many geographic areas. The Company's maximum exposure to credit risk is mainly limited to the carrying value of its derivative instruments. The Company is not a party to master netting arrangements.

        Fair Value:    The carrying amounts reflected in the accompanying consolidated balance sheets of financial assets and liabilities excluding long-term bank loans approximate their respective fair values due to the short maturity of these instruments. The fair values of long-term floating rate bank loans approximate the recorded values, generally due to their variable interest rates. The fair value of the swap agreements equals the amount that would be paid by the Company to cancel the swaps.

        Interest Rate Swaps:    The off-balance sheet risk in outstanding swap agreements involves both the risk of a counter-party not performing under the terms of the contract and the risk associated with changes in market value. The Company monitors its positions, the credit ratings of counterparties and the level of contracts it enters into with any one party. The counterparties to these contracts are major financial institutions. The Company has a policy of entering into contracts with parties that meet stringent qualifications and, given the high level of credit quality of its derivative counter-parties, the Company does not believe it is necessary to obtain collateral arrangements.

  a.
  Cash Flow Interest Rate Swap Hedges

        The Company, according to its long-term strategic plan to maintain relative stability in its interest rate exposure, has decided to swap part of its interest expenses from floating to fixed. To this effect, the Company has entered into interest rate swap transactions with varying start and maturity dates, in order to pro-actively and efficiently manage its floating rate exposure.

        These interest rate swaps are designed to economically hedge the variability of interest cash flows arising from floating rate debt, attributable to movements in three-month USD$ LIBOR. According to the Company's Risk Management Accounting Policy, and after putting in place the formal documentation required by hedge accounting in order to designate these swaps as hedging instruments, as from their inception, these interest rate swaps qualified for hedge accounting, and, accordingly, since that time, only hedge ineffectiveness amounts arising from the differences in the change in fair value of the hedging instrument and the hedged item are recognized in the Company's earnings. Assessment and measurement of prospective and retrospective effectiveness for these interest rate swaps are performed on a quarterly basis. For qualifying cash flow hedges, the fair value gain or loss associated with the effective portion of the cash flow hedge is recognized initially in stockholders' equity, and recognized to the Statement of Income in the periods when the hedged item affects profit or loss. If the forecasted transaction does not occur, the ineffective portion of the gain or loss on the hedging instrument is recognized in the Statement of Income immediately.

        The interest rate swap agreements converting floating interest rate exposure into fixed, as of December 31, 2011 and 2010 were as follows (in thousands):

Counter-party	Contract Trade Date	Effective Date	Termination Date	Notional Amount on Effective Date	Fixed Rate (Danaos pays)	Floating Rate (Danaos receives)	Fair Value December 31, 2011	Fair Value December 31, 2010
Interest rate swaps designated as hedging instruments
RBS	03/09/2007	3/15/2010	3/15/2015	$200,000	5.07% p.a.	USD LIBOR 3M BBA	$(26,764)	$(27,093)
RBS	03/16/2007	3/20/2009	3/20/2014	$200,000	4.922% p.a.	USD LIBOR 3M BBA	$(18,532)	$(22,955)
RBS	11/28/2006	11/28/2008	11/28/2013	$100,000	4.855% p.a.	USD LIBOR 3M BBA	$(7,923)	$(10,659)
RBS	11/28/2006	11/28/2008	11/28/2013	$100,000	4.875% p.a.	USD LIBOR 3M BBA	$(7,962)	$(10,717)
RBS	12/01/2006	11/28/2008	11/28/2013	$100,000	4.78% p.a.	USD LIBOR 3M BBA	$(7,779)	$(10,440)
HSH Nordbank	12/06/2006	12/8/2009	12/8/2014	$400,000	4.855% p.a.	USD LIBOR 3M BBA	$(47,139)	$(49,423)
CITI	04/17/2007	4/17/2008	4/17/2015	$200,000	5.124% p.a.	USD LIBOR 3M BBA	$(27,730)	$(27,784)
CITI	04/20/2007	4/20/2010	4/20/2015	$200,000	5.1775% p.a.	USD LIBOR 3M BBA	$(28,143)	$(28,258)
RBS	09/13/2007	10/31/2007	10/31/2012	$500,000	4.745% p.a.	USD LIBOR 3M BBA	$(17,277)	$(37,425)
RBS	09/13/2007	9/15/2009	9/15/2014	$200,000	4.9775% p.a.	USD LIBOR 3M BBA	$(22,604)	$(25,012)
RBS	11/16/2007	11/22/2010	11/22/2015	$100,000	5.07% p.a.	USD LIBOR 3M BBA	$(15,664)	$(14,270)
RBS	11/15/2007	11/19/2010	11/19/2015	$100,000	5.12% p.a.	USD LIBOR 3M BBA	$(15,826)	$(14,503)
Eurobank	12/06/2007	12/10/2010	12/10/2015	$200,000	4.8125% p.a.	USD LIBOR 3M BBA	$(29,584)	$(26,125)
CITI	10/23/2007	10/25/2009	10/27/2014	$250,000	4.9975% p.a.	USD LIBOR 3M BBA	$(29,468)	$(31,885)
CITI	11/02/2007	11/6/2010	11/6/2015	$250,000	5.1% p.a.	USD LIBOR 3M BBA	$(39,092)	$(35,944)
CITI	11/26/2007	11/29/2010	11/30/2015	$100,000	4.98% p.a.	USD LIBOR 3M BBA	$(15,370)	$(13,857)
CITI	01/8/2008	1/10/2008	1/10/2011	$300,000	3.57% p.a.	USD LIBOR 3M BBA	$—	$(273)

Total fair value of swaps qualifying for hedging							$(356,857)	$(386,623)

Interest rate swaps not designated as hedging instruments
CITI*	02/07/2008	2/11/2011	2/11/2016	$200,000	4.695% p.a.	USD LIBOR 3M BBA	$(29,579)	$(24,118)
Eurobank*	02/11/2008	5/31/2011	5/31/2015	$200,000	4.755% p.a.	USD LIBOR 3M BBA	$(26,016)	$(21,167)

Total fair value of swaps not designated as hedging instruments							$(55,595)	$(45,285)

Total fair value							$(412,452)	$(431,908)

        The Company recorded in the consolidated statements of income hedge ineffectiveness gains/(losses) of $19.7 million, $(0.6) million and $(21.4) million for the years ended December 31, 2011, 2010 and 2009, respectively, unrealized gains/(losses) of $(10.3) million, $(36.5) million and $8.2 million in relation to fair value changes of interest rate swaps (not qualifying for hedge accounting) for the years ended December 31, 2011, 2010 and 2009, respectively. Furthermore, deferred realized losses of $(0.2) million, $(8.6) and $(18.1) million were reclassified from "Accumulated other comprehensive income" in the consolidated balance sheets to the consolidated statements of income as of and for the years ended December 31, 2011 2010 and 2009, respectively.

        In addition, the Company has reclassified from "Accumulated other comprehensive loss" in the consolidated balance sheet to the consolidated statements of income an amount of $(4.2) million in the year ended December 31, 2010, in relation to deferred realized losses of cash flow hedges for the HN N-216, the HN N-217 and the HN N-218 following their cancellation.

        The total fair value change of the interest rate swaps for the year ended December 31, 2011 and 2010, amounted to $19.5 million and $(124.4) million, respectively.

        The variable-rate interest on specific borrowings is associated with vessels under construction and is capitalized as a cost of the specific vessels. In accordance with the accounting guidance on derivatives and hedging, the amounts in accumulated other comprehensive income/(loss) related to realized gains or losses on cash flow hedges that have been entered into and qualify for hedge accounting, in order to hedge the variability of that interest, are classified under other comprehensive income/(loss) and are reclassified into earnings over the depreciable life of the constructed asset, since that depreciable life coincides with the amortization period for the capitalized interest cost on the debt. Realized losses on cash flow hedges of $31.3 million, $38.5 million and $36.3 million were recorded in other comprehensive loss for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, an amount of $1.6 million, $0.5 million and $0.1 million was reclassified into earnings for the years ended December 31, 2011, 2010 and 2009, respectively, representing its amortization over the depreciable life of the vessels.

	Year ended December 31,	Year ended December 31,	Year ended December 31,
	2011	2010	2009
	(in millions)
Total realized losses	$(163.8)	$(129.4)	$(72.9)
Realized losses deferred in Other Comprehensive Loss	31.3	38.5	36.3

Realized losses expensed in consolidated Statements of Income	(132.5)	(90.9)	(36.6)
Unrealized gains/(losses)	9.2	(45.7)	(31.3)
Amortization of deferred realized losses	(1.6)	(0.5)	(0.1)
Accelerated amortization of deferred realized losses	—	(4.2)	—

Unrealized and realized losses on cash flow interest rate swaps	$(124.9)	$(141.3)	$(68.0)

        The Company is in an over-hedged position under its cash flow interest rate swaps, which is due to deferred progress payments to shipyards, cancellation of three newbuildings in 2010, replacements of variable interest rate debt with a fixed interest rate seller's financing and equity proceeds from the Company's private placement in 2010, all of which reduced initial forecasted variable interest rate debt and resulted in notional cash flow interest rate swaps being above the variable interest rate debt eligible for hedging. Realized losses attributable to the over-hedging position were $38.9 million, $28.8 million and $1.8 million for the years ended December 31, 2011, 2010 and 2009, respectively. The over-hedged position described above will be gradually reduced and ultimately eliminated during the second half of 2012, following the delivery of all remaining newbuildings and the full drawdown of the loan.

  b.    Fair Value Interest Rate Swap Hedges

        These interest rate swaps are designed to economically hedge the fair value of the fixed rate loan facilities against fluctuations in the market interest rates by converting the Company's fixed rate loan facilities to floating rate debt. Pursuant to the adoption of the Company's Risk Management Accounting Policy, and after putting in place the formal documentation required by hedge accounting in order to designate these swaps as hedging instruments, as of June 15, 2006, these interest rate swaps qualified for hedge accounting, and, accordingly, since that time, hedge ineffectiveness amounts arising from the differences in the change in fair value of the hedging instrument and the hedged item are recognized in the Company's earnings. The Company considers its strategic use of interest rate swaps to be a prudent method of managing interest rate sensitivity, as it prevents earnings from being exposed to undue risk posed by changes in interest rates. Assessment and measurement of prospective and retrospective effectiveness for these interest rate swaps are performed on a quarterly basis, on the financial statement and earnings reporting dates.

        The interest rate swap agreements converting fixed interest rate exposure into floating, as of December 31, 2011 and 2010, were as follows (in thousands):

Counter party	Contract trade Date	Effective Date	Termination Date	Notional Amount on Effective Date	Fixed Rate (Danaos receives)	Floating Rate (Danaos pays)	Fair Value December 31, 2011	Fair Value December 31, 2010
RBS	11/15/2004	12/15/2004	8/27/2016	$60,528	5.0125% p.a.	USD LIBOR 3M BBA + 0.835% p.a.	$1,917	$2,190
RBS	11/15/2004	11/17/2004	11/2/2016	$62,342	5.0125% p.a.	USD LIBOR 3M BBA + 0.855% p.a.	$2,047	$2,275

Total fair value							$3,964	$4,465

        The total fair value change of the interest rate swaps for the years ended December 31, 2011, 2010 and 2009, amounted to $(0.5) million, $0.7 million and $(2.9) million, respectively, and is included in the consolidated statement of income in "Unrealized and realized losses on derivatives". The related asset of $4.0 million and $4.5 million as of December 31, 2011 and 2010, respectively, is shown under "Other non-current assets" in the consolidated balance sheet.

        The total fair value change of the underlying hedged debt for the years ended December 31, 2011, 2010 and 2009, amounted to $1.8 million, $0.8 million and $4.8 million, respectively, and is included in the consolidated statement of income in "Unrealized and realized losses on derivatives". The related liability of the fair value hedged debt of $3.4 million and $5.2 million is shown under "Long-term Debt" in the consolidated balance sheet as of December 31, 2011 and 2010, respectively. The net ineffectiveness for the years ended December 31, 2011, 2010 and 2009, amounted to $1.3 million, $1.5 million and $1.9 million, respectively, and is shown in the Statement of Income in "Unrealized and realized losses on derivatives".

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
	(in millions)
Unrealized gains/(losses) on swap asset	$(0.5)	$0.7	$(2.9)
Unrealized gains/(losses) on fair value of hedged debt	1.0	(0.2)	3.7
Amortization of fair value of hedged debt	0.8	1.0	1.1
Realized gains	2.2	2.6	2.5

Unrealized and realized losses on fair value interest rate swaps	$3.5	$4.1	$4.4

  c.    Fair Value of Financial Instruments

        The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value.

	Fair Value Measurements as of December 31, 2011
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands of $)
Assets
Interest rate swap contracts	$3,964	$—	$3,964	$—
Liabilities
Interest rate swap contracts	$412,452	$—	$412,452	$—

	Fair Value Measurements as of December 31, 2010
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands of $)
Assets
Interest rate swap contracts	$4,465	$—	$4,465	$—
Liabilities
Interest rate swap contracts	$431,908	$—	$431,908	$—

        Interest rate swap contracts are measured at fair value on a recurring basis. Fair value is determined based on inputs that are readily available in public markets or can be derived from information available in publicly quoted markets. Such instruments are typically classified within Level 2 of the fair value hierarchy. The fair values of the interest rate swap contracts have been calculated by discounting the projected future cash flows of both the fixed rate and variable rate interest payments. Projected interest payments are calculated using the appropriate prevailing market forward rates and are discounted using the zero-coupon curve derived from the swap yield curve. Refer to Note 16(a)-(b) above for further information on the Company's interest rate swap contracts.

        The Company is exposed to credit-related losses in the event of nonperformance of its counterparties in relation to these financial instruments. As of December 31, 2011, these financial instruments are in the counterparties' favor. The Company has considered its risk of non-performance and of its counterparties in accordance with the relevant guidance of fair value accounting. The Company performs evaluations of its counterparties for credit risk through ongoing monitoring of their financial health and risk profiles to identify risk or changes in their credit ratings.

        The estimated fair values of the Company's financial instruments are as follows:

	As of December 31, 2011		As of December 31, 2010
	Book Value	Fair Value	Book Value	Fair Value
	(in thousands of $)
Cash and cash equivalents	$51,362	$51,362	$229,835	$229,835
Restricted cash	$2,909	$2,909	$2,907	$2,907
Accounts receivable, net	$4,176	$4,176	$4,112	$4,112
Notes receivable from ZIM	$23,538	$23,847	$13,730	$13,711
Accounts payable	$15,144	$15,144	$14,748	$14,748
Long-term debt, including current portion	$3,002,247	$3,002,247	$2,565,526	$2,565,526
Vendor financing, including current portion	$65,145	$65,034	$—	$—

Operating Revenue	12 Months Ended
Dec. 31, 2011
Operating Revenue
Operating Revenue

17.    Operating Revenue

        Operating revenue from significant customers (constituting more than 10% of total revenue) for the years ended December 31, were as follows:

Charterer	2011	2010	2009
Hanjin	18%	Under 10%	Under 10%
HMM Korea	15%	19%	22%
CSCL	10%	13%	14%
CMA CGM	17%	17%	15%
YML	14%	17%	18%
Maersk	Under 10%	Under 10%	11%
ZIM	11%	14%	14%

Operating Revenue by Geographic Location	12 Months Ended
Dec. 31, 2011
Operating Revenue by Geographic Location
Operating Revenue by Geographic Location

18.    Operating Revenue by Geographic Location

        Operating revenue by geographic location for the years ended December 31, was as follows (in thousands):

Continent	2011	2010	2009
Australia—Asia	$329,300	$258,995	$231,290
Europe	138,801	100,682	88,221

Total Revenue	$468,101	$359,677	$319,511

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

19.    Commitments and Contingencies

Commitments

        The Company, as of December 31, 2011 and 2010, had outstanding commitments of $482.5 million and $1,131.3 million, respectively, for the construction of container vessels as follows (in thousands):

Vessel	TEU	Contract Price	As of December 31, 2011	As of December 31, 2010
Hanjin Algeciras	3,400	55,880	—	27,940
Hanjin Constantza	3,400	55,880	—	27,940
CMA CGM Attila	8,530	113,000	—	33,900
CMA CGM Tancredi	8,530	113,000	—	56,500
CMA CGM Bianca	8,530	113,000	—	56,500
CMA CGM Samson	8,530	113,000	—	56,500
CMA CGM Germany	10,100	145,240	—	72,620
CMA CGM Italy	10,100	145,240	—	79,883
CMA CGM Greece	10,100	145,240	—	87,144
CMA CGM Melisande	8,530	117,500	23,500	47,000
Hyundai Together	13,100	168,542	85,084	117,066
Hyundai Tenacity	13,100	168,542	85,084	117,066
Hull S-458	13,100	168,542	85,084	117,066
Hull S-459	13,100	168,542	101,850	117,066
Hull S-460	13,100	168,542	101,850	117,066

	145,250	$1,959,690	$482,452	$1,131,257

Contingencies

        On November 22, 2010, a purported Company shareholder filed a derivative complaint in the High Court of the Republic of the Marshall Islands. The derivative complaint names as defendants seven of the eight members of the Company's board of directors at the time the complaint was filed. The derivative complaint challenges the amendments in 2009 and 2010 to the Company's management agreement with Danaos Shipping and certain aspects of the sale of common stock in August 2010. The complaint includes counts for breach of fiduciary duty and unjust enrichment. On February 11, 2011, the Company filed a motion to dismiss the Complaint. After briefing was completed, the Court heard oral argument on October 26, 2011. On December 21, 2011, the Court granted the Company's motion to dismiss but gave the plaintiff leave to file an amended complaint. Plaintiff filed the amended complaint on January 30, 2012. The amended complaint names the same parties and bases its claims on the same transactions. The Company's motion to dismiss the amended complaint was filed on March 15, 2012.

        Other than as described above, there are no material legal proceedings to which the Company is a party or to which any of its properties are the subject, or other contingencies that the Company is aware of, other than routine litigation incidental to the Company's business.

        In the opinion of management, the disposition of the above described lawsuits will not have a significant effect on the Company's results of operations, financial position and cash flows.

Sale of Vessels	12 Months Ended
Dec. 31, 2011
Sale of Vessels
Sale of Vessels

20.    Sale of Vessels

        No vessels were sold by the Company in 2011.

        The "Gain on sale of vessels" of $1.9 million for the period ended December 31, 2010, reflects the sale of MSC Eagle, on January 22, 2010. The gross sale consideration was $4.6 million. The Company realized a net gain on this sale of $1.9 million. The MSC Eagle was over 30-years old and was generating revenue under its time charter, which expired in early January 2010. In December 2009, the Company received an advance payment of 50% of the sale consideration as security for the execution of the agreement.

        No vessels were sold by the Company in 2009.

Stock Based Compensation	12 Months Ended
Dec. 31, 2011
Stock Based Compensation
Stock Based Compensation

21.    Stock Based Compensation

        As of December 12, 2011, the Company granted an aggregate of 555,000 shares of common stock to the executive officers of the Company, and recorded in "General and Administrative Expenses" an expense of $2.0 million, representing the fair value of the stock granted as at the date of grant.

        As of April 18, 2008, the Board of Directors and the Compensation Committee approved incentive compensation of Manager's employees with its shares from time to time, after specific for each such time, decision by the compensation committee and the Board of Directors in order to provide a means of compensation in the form of free shares to certain employees of the Manager of the Company's common stock. The Plan was effective as of December 31, 2008. Pursuant to the terms of the Plan, employees of the Manager may receive (from time to time) shares of the Company's common stock as additional compensation for their services offered during the preceding period. The stock will have no vesting period and the employee will own the stock immediately after grant. The total amount of stock to be granted to employees of the Manager will be at the Company's Board of Directors' discretion only and there will be no contractual obligation for any stock to be granted as part of the employees' compensation package in future periods. As of December 12, 2011, the Company granted 18,650 shares to certain employees of the Manager and recorded in "General and Administrative Expenses" an expense of $0.1 million representing the fair value of the stock granted as at the date of grant. The Company issued 18,041 new shares of common stock in 2012 and will issue the remaining 609 shares of common stock in 2012 to be distributed to the employees of the Manager in settlement of the shares granted in 2011 (as described below in Note 26, Subsequent Events). During 2010, the Company granted an aggregate of 387,259 shares to employees of the Manager and recorded an expense of $1.6 million in "General and Administrative Expenses" representing the fair value of the stock granted as at the date of grant. The Company distributed 4,898 shares of its treasury stock to the qualifying employees of the Manager during 2010, in settlement of the shares granted. The remaining 382,361 shares were distributed in 2011 (as described below in Note 22, Stockholders' Equity).

        The Company has also established the Directors Share Payment Plan under its 2006 equity compensation plan. The purpose of the Plan is to provide a means of payment of all or a portion of compensation payable to directors of the Company in the form of Company's Common Stock. The Plan was effective as of April 18, 2008. Each member of the Board of Directors of the Company may participate in the Plan. Pursuant to the terms of the Plan, Directors may elect to receive in Common Stock all or a portion of their compensation. During 2011, one director elected to receive in Company shares 50% of his compensation and one director elected to receive in Company shares 100% of his compensation. During 2010, one director elected to receive in Company shares 50% of his compensation and one director elected to receive in Company shares 100% of his compensation in the third and fourth quarter of 2010. On the last business day of each quarter of 2011 and 2010, rights to receive 22,200 and 15,517 shares in aggregate for the years ended December 31, 2011 and 2010, respectively, were credited to the Director's Share Payment Account. As of December 31, 2011 and 2010, respectively, less than $0.1 million were reported in "Additional Paid-in Capital" in respect of these rights. Following December 31 of each year, the Company will deliver to each Director the number of shares represented by the rights credited to their Share Payment Account during the preceding calendar year. The Company issued 22,200 new shares of common stock in 2012, which were distributed to its directors in settlement of the shares granted in 2011 (refer to Note 26, Subsequent Events). Of the new shares issued by the Company in 2011, as described in Note 22, Stockholders' Equity, 15,517 shares were distributed to directors of the Company in settlement of shares credited as of December 31, 2010.

Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity
Stockholders' Equity

22.    Stockholders' Equity

        As of December 31, 2011 and 2010, the shares issued were 109,563,799 and 108,611,555, respectively, and the shares outstanding (which excludes the Treasury stock held by the Company as discussed below) were 109,563,799 and 108,610,921, respectively.

        During 2011, the Company issued 952,878 new shares, of which 952,244 were newly issued shares and 634 were treasury shares, to the employees of the Manager, the directors of the Company and the Company's employees (refer to Note 21, Stock Based Compensation).

        On August 6, 2010, the Company entered into agreements with several investors, including its largest stockholder, to sell to them 54,054,055 shares of its Common Stock for an aggregate purchase price of $200.0 million in cash. The shares were issued at $3.70 per share on August 12, 2010. The Company recorded $0.5 million in its Share Capital and $199.5 million in its Additional paid in capital.

        On September 18, 2009, the Company's Articles of Incorporation were amended. Under the Articles Amendment, the Company's authorized capital stock consists of 750,000,000 shares of common stock with a par value of $0.01 and 100,000,000 shares of preferred stock with a par value of $0.01.

        On October 24, 2008, the Company's Board of Directors approved a share repurchase program for the repurchase, from time to time, of up to 1,000,000 shares of the Company's common stock (par value $0.01). As at December 31, 2008, the Company had re-acquired 15,000 shares for an aggregate purchase price of $88,156, which has been reported as Treasury stock in the consolidated Balance Sheet. During 2009, the Company distributed 8,358 shares of its treasury stock to directors of the Company and the employees of the Manager in settlement of shares granted. As at March 4, 2010, the Company had re-acquired 12,000 shares for an aggregate purchase price of $49,882. During 2010, the Company distributed 18,008 shares of its treasury stock to directors of the Company and the employees of the Manager in settlement of shares granted (refer to Note 21, Stock Based Compensation). During 2011, the Company distributed 634 shares of its treasury stock to the Directors of the Company in settlement of shares granted (refer to Note 21, Stock Based Compensation). As of December 31, 2011, 2010 and 2009, the Company held nil, 634 and 6,642 shares, respectively, which were recorded as Treasury stock in the consolidated Balance Sheet.

        During 2011 and 2010, the Company did not declare any dividends. In addition, under the terms of the Bank Agreement (Refer to Note 13, Long-term Debt) the Company is not permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend, in breach of any covenant.

        The Company issued 15.0 million warrants, for no additional consideration, to its existing lenders participating in the Bank Agreement covering the Company's existing credit facilities and certain new credit facilities, entitling such lenders to purchase, solely on a cash-less exercise basis, additional shares of its common stock, at an exercise price of $7.00 per share. The Company has also agreed to register the warrants and underlying common stock for resale under the Securities Act, and registered 8,044,176 warrants and underlying shares in 2011. Refer to Note 6, "Deferred charges, net"

Earnings/(Loss) per Share	12 Months Ended
Dec. 31, 2011
Earnings/(Loss) per Share
Earnings/(Loss) per Share

23.    Earnings/(Loss) per Share

        The following table sets forth the computation of basic and diluted earnings/(losses) per share for the years ended December 31 (in thousands):

	2011	2010	2009
Numerator:
Net income/(loss)	$13,437	$(102,341)	$36,089
Denominator (number of shares):
Basic and diluted weighted average ordinary shares outstanding	109,045.5	75,435.7	54,549.8

        The Warrants issued in 2011 were excluded from the diluted Earnings/(losses) per Share for the year ended December 31, 2011, because they were antidilutive.

Impairment Loss	12 Months Ended
Dec. 31, 2011
Impairment Loss
Impairment Loss

24.    Impairment Loss

        No impairment loss was recorded in 2011.

        On March 31, 2010, the Company expected to enter into an agreement with Hanjin Heavy Industries & Construction Co. Ltd. to cancel three 6,500 TEU newbuilding containerships, the HN N-216, the HN N-217 and the HN N-218, initially expected to be delivered in the first half of 2012, and recorded an impairment loss of $71.5 million consisting of cash advances of $64.35 million paid to the shipyard and $7.16 million of interest capitalized and other predelivery capital expenditures paid in relation to the construction of the respective newbuildings. On May 25, 2010, the Company signed the cancellation agreement.

        No impairment loss was recorded in 2009.

Other income/(expenses), net	12 Months Ended
Dec. 31, 2011
Other income/(expenses), net
Other income/(expenses), net

25.    Other income/(expenses), net

        Other income/(expenses), net, of $(2.0) million in 2011 mainly consisted of legal and advisory expenses of $(2.3) million (attributed to fees related to preparing and structuring the comprehensive financing plan of the Company), which were partially offset by $0.3 million income in relation to other non-operating items.

        Other income/(expenses), net, of $(5.1) million in 2010 mainly consisted of legal and advisory expenses of $18.0 million (attributed to fees related to preparing and structuring the Comprehensive Financing Plan of the Company), which were partially offset by $12.6 million income in relation to an agreement entered into with the charterer of the three newbuildings cancelled on May 25, 2010, in consideration for the termination of the respective charter parties.

        Other income/(expenses), net, of $(0.3) million in 2009 mainly consisted of foreign currency revaluation losses of $(1.4) million, which were partially offset by other income of $1.1 million.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

26.    Subsequent Events

        On February 16, 2012, the Company took delivery of the newbuilding 13,100 TEU vessel, the Hyundai Together. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

        On February 28, 2012, the Company took delivery of the newbuilding 8,530 TEU vessel, the CMA CGM Melisande. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

        On March 8, 2012, the Company took delivery of the newbuilding 13,100 TEU vessel, the Hyundai Tenacity. The vessel has been deployed on a 12-year time charter with one of the world's major liner companies.

        Between January 13, 2012 and February 2, 2012, the Company issued 40,241 new shares of common stock, to the employees of the Manager and directors of the Company and the Company has agreed to issue in 2012 an additional 609 shares of common stock to employees of the Manager, all in respect of grants made in 2011 as described in Note 21, Stock Based Compensation.